UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
PELOTON INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our Mission

Peloton uses technology and design to connect the world through fitness, empowering people to be the best version of themselves anywhere, anytime.

Our Values

Put members first.

Together we go far.

Operate with a bias for action.

Be the best place to work.

Empower teams of smart creatives.

PELOTON INTERACTIVE, INC. LETTER TO STOCKHOLDERS October 22, 2024

“YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE, OR MAIL.”

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2024 on Tuesday, December 3, 2024 at 11:00 a.m. Eastern Time. To ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”).

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

We would also like to recognize Jon Callaghan, who is not standing for reelection. The Board would like to thank Jon for his many years of service to the Company. We wish him all the best in the future.

Sincerely,

JAY HOAG

Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, DECEMBER 3, 2024. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.VIRTUALSHAREHOLDERMEETING.COM/PTON2024.

PELOTON INTERACTIVE, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC. 441 Ninth Avenue, Sixth Floor New York, New York 10001
TIME AND DATE:	Tuesday, December 3, 2024 at 11:00 a.m. Eastern Time

PLACE:	You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2024. To ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

ITEMS OF BUSINESS:	1.	Elect one Class II director of Peloton Interactive, Inc., to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

	2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

	3.	Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

	4.	Transact such other business as may properly come before the Annual Meeting or approve any adjournments or postponements thereof.

RECORD DATE:	Only stockholders of record at the close of business on October 11, 2024 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

PROXY VOTING:	Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents 20 votes. For questions regarding your stock ownership, you may contact us through our website at https://investor.onepeloton.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC, through its website at https://www.shareowneronline.com, by phone at (800) 937-5449, or by e-mail at HelpAST@equiniti.com.

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about October 22, 2024. For ten days ending on the day prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters at 441 Ninth Avenue, Sixth Floor, New York, New York 10001.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

TAMMY ALBARRÁN
Chief Legal Officer and Corporate Secretary
New York, New York
October 22, 2024

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY	1

INFORMATION ABOUT SOLICITATION AND VOTING	6

INTERNET AVAILABILITY OF PROXY MATERIALS	6

GENERAL INFORMATION ABOUT THE MEETING	6

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements, which are statements in the future tense and statements other than statements of historical facts. These statements include, but are not limited to, statements regarding execution of and the expected benefits from our restructuring initiatives and cost-saving measures, our future operating results and financial position, our business strategy and plans, market growth, our objectives for future operations, and our social responsibility and ESG initiatives. In some cases, you can identify forward-looking statements by terms such as “aim, “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” ”potential,” “predict, “project,” “seek,” “should,” “target,” or “will” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based upon various estimates and assumptions and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to accurately forecast consumer demand for our products and services and adequately manage our inventory; our ability to execute and achieve the expected benefits of our restructuring initiative and other cost-saving measures; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the connected fitness products market; our ability to maintain the value and reputation of the Peloton brand; disruption or failure of information technology systems or websites; our reliance on a limited number of suppliers, contract manufacturers and logistics partners; our lack of control over suppliers, contract manufacturers, and logistics partners; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the effects of increased competition in our markets and our ability to compete effectively; any declines in sales of our Connected Fitness Products; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and other risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K reports filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated in our subsequent filings with the SEC, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

PELOTON INTERACTIVE, INC. PROXY SUMMARY

MEETING INFORMATION Your vote is important. Please submit your proxy as soon as possible (see “Voting Instructions; Voting of Proxies” on page 9 for voting instructions).
RECORD DATE	MEETING DATE	MEETING TIME	VIRTUAL MEETING ONLY
October 11, 2024	Tuesday, December 3, 2024	11:00 a.m. (Eastern Time)	www.virtualshareholdermeeting.com/PTON2024 using your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card

VOTING METHODS

You may vote in advance of the virtual meeting using one of these voting methods:

VIA THE INTERNET www.proxyvote.com	CALL TOLL FREE Follow instructions shown on proxy card	MAIL SIGNED PROXY CARD If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717

VOTING AGENDA / VOTING MATTERS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the Class II director named in this Proxy Statement	For	26

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025	For	35

PROPOSAL 3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement	For	44

WHO WE ARE

Peloton is a leading global fitness company with a highly engaged community of over 6.4 million Members as of June 30, 2024 across the United States, United Kingdom, Canada, Germany, Australia, and Austria. A category innovator at the nexus of fitness, technology, and media, Peloton’s first-of-its-kind subscription platform seamlessly combines innovative hardware, distinctive software, and exclusive content. Its world-renowned Instructors coach and motivate Members to be the best version of themselves anytime, anywhere. We provide Members with expert instruction and world class content to create impactful and entertaining workout experiences for anyone, anywhere, and at any stage in their fitness journey. At home, outdoors, traveling, or at the gym, we offer an immersive and personalized experience. With tens-of-thousands of classes available across many fitness modalities, Members can access Peloton content via our hardware or via the Peloton App, on their phone, tablet, or TV, allowing them to workout when, where, and how they want. Founded in 2012 and headquartered in New York City, Peloton continues to scale across the markets in which it operates.

2024 PROXY STATEMENT	|	1

BOARD DIRECTORS AND NOMINEE

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GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our board of directors (the “Board”) and promotes the long-term interests of our stockholders. The list below highlights our independent board oversight and leadership practices, as discussed further in this Proxy Statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES

•  Majority of directors are independent (4 out of 6 current directors)

•  Independent Chairperson of the Board with well-defined rights and responsibilities

•  All Board committees are composed solely of independent directors

•  The Board is focused on enhancing diversity and refreshment, with one third of our current directors having joined since 2022

•  Comprehensive risk oversight practices, including related to cybersecurity, data privacy, safety, legal and regulatory matters, compensation, and other critical evolving areas

•  Our nominating, governance, and corporate responsibility committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance (“ESG”) matters and related risks

•  Independent directors hold regular executive sessions

•  Directors maintain open communication and strong working relationships among themselves and have regular access to management

•  Directors conduct a robust annual self-assessment process for the Board, Board committees, and individual directors

•  The Board is subject to a related party transactions policy for any direct or indirect involvement of a director in the Company’s business activities

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE HIGHLIGHTS

We are proud to be a company that leads with purpose—empowering movement and inspiring connection for our millions of Members around the world. We continue to take action on the principles that matter to us and remain committed to improving access to physical fitness and mental well-being through our products, content, and community experiences, supporting our team members’ well-being and development, and accelerating efforts to reduce our environmental impacts.

In our 2024 ESG Report, we share updates on key ESG topics for our business, including but not limited to carbon emissions data, progress against our environmental sustainability targets, ongoing efforts to foster diversity, equity, and inclusion across our business and Member community, and practices we employ to ensure we’re operating with integrity.

For additional information on our ESG practices, please see page 22 below. Our 2024 ESG Report will be available on our investor website at https://investor.onepeloton.com/esg.

2024 PROXY STATEMENT	|	3

COMPENSATION PHILOSOPHY AND HIGHLIGHTS

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. Our executive compensation policies and practices are designed to ensure that our compensation program is consistent with our short-term and long-term goals and include:

•	an independent compensation committee;
•	an independent compensation consultant that provides analysis and advice to our compensation committee;
•	annual executive compensation review;
•	total direct compensation that is comprised mostly of at-risk compensation;
•	multi-year vesting requirements;
•	a pay-for-performance philosophy that includes the use of performance stock units (“PSUs”) beginning in our fiscal year ended June 30, 2025 (“Fiscal 2025”);
•	maintaining a compensation recovery (clawback) policy;
•	no annual cash bonus program; and
•	“double-trigger” change in control arrangements.

We structured the annual compensation of our executive officers for our fiscal year ended June 30, 2024 (“Fiscal 2024”), using two principal elements: base salary and long-term incentive compensation opportunities in the form of equity awards.

FISCAL 2024 COMPENSATION ELEMENT	DESCRIPTION	ELEMENT OBJECTIVES

BASE SALARY	Fixed cash compensation based on executive officer’s role, responsibilities, competitive market positioning, and individual performance	• Attract and retain key executive talent • Drive top-tier performance through individual contributions

LONG-TERM INCENTIVE COMPENSATION

Long-term equity awards granted in the form of restricted stock unit awards and, in limited circumstances where elected pursuant to our Equity Choice Program, time-based options to acquire shares of our Class A common stock

• Attract and retain key executive talent • Drive top-tier performance through long-term individual contributions and focus on sustained success aligned with stockholder interests

Our primary goals are to align the interests of executive officers and stockholders and to link pay to performance. To that end, a substantial portion of our named executive officer target total direct compensation awarded in Fiscal 2024 was contingent (rather than fixed), with the ultimate value of the award subject to variability commensurate with our actual performance. We believe the use of equity awards strongly links the interests of our executive officers to the interests of our stockholders.

FISCAL YEAR 2025 COMPENSATION

PSU AWARDS BEGINNING IN FISCAL 2025

While Fiscal 2024 long-term incentive compensation was tied solely to restricted stock unit (“RSU”) awards, we have decided to move to a mix of RSU awards and PSU awards in Fiscal 2025. These PSU awards will be contingent on Free Cash Flow, a non-GAAP financial metric aligned with Peloton’s stockholders’ interest and internal financial

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goals. Additionally, we have made the decision to select a new peer benchmark set of companies for Fiscal 2025 that more closely aligns with our current cost structure, market capitalization, and growth profile for compensation purposes.

COMPETITIVE POSITIONING FOR FISCAL 2025

The compensation committee, in consultation with the committee’s independent compensation consultant Compensia, Inc. (“Compensia”), developed a new, go-forward peer group for Fiscal 2025 that consists of relevant software, hardware and content companies that are similar to us in terms of revenue, market capitalization, and industry focus. We believe that the new peer group more closely aligns with our current business practices and growth forecasts and was used to prepare a competitive market analysis of our executive compensation program. An analysis by Compensia of the compensation practices at our new peer group was made available to the compensation committee to inform its decisions in September of 2024 regarding Fiscal 2025 compensation of our executive officers, including our named executive officers, which will be described in our 2025 proxy statement, as applicable. The go-forward peer group for Fiscal 2025 is distinct from the peer group developed by the compensation committee in 2023 for purposes of making decisions about the Fiscal 2024 compensation of our executive officers, including our named executive officers, as described in this Proxy Statement. For additional detail regarding the peer group for Fiscal 2024, please refer to the “—Competitive Positioning for Fiscal 2024” section of this Proxy Statement, beginning on page 54 below.

In evaluating and updating the companies comprising the compensation peer group for Fiscal 2025, the compensation committee, in collaboration with Compensia, considered the following primary criteria:

•	companies with a primary focus on hardware and software and companies with a strong consumer orientation and/or subscription model, with a secondary focus on consumer/entertainment companies;
•	companies with similar revenues – within a range of approximately 0.5x to approximately 2.0x of our Fiscal 2024 revenues of approximately $2.7 billion; and
•

companies with similar market capitalizations – within a range of approximately 0.3x to approximately 3.0x our 30-day average market capitalization of approximately $1.7 billion as of September 13, 2024; and companies with a similar cost model as a percent of revenue.

After a review of the compensation peer group companies, the compensation committee elected to make the following changes to our compensation peer group for Fiscal 2025 due primarily to changing revenue and market capitalization ranges:

•	Added: Alarm.com, Angi, Bumble, Corsair Gaming, Duolingo, fubo TV, Garmin, GoPro and Lyft; and
•	Removed: Affirm Holdings, Box, DoorDash, Electronic Arts, GoDaddy, Okta, RingCentral, Splunk, Take-Two Interactive Software, Twilio and Zoom Video Communications.

The companies comprising the Fiscal 2025 compensation peer group are as follows:

ALARM.COM	DUOLINGO	MATCH GROUP
ANGI	FUBO TV	PINTEREST
BUMBLE	GARMIN	ROKU
CORSAIR GAMING	GO PRO	SONOS
DOCUSIGN	IAC	ZILLOW GROUP
DROPBOX	LYFT

Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement, beginning on page 45 below, for a full description of our executive compensation philosophy, policies, and practices.

2024 PROXY STATEMENT	|	5

PELOTON INTERACTIVE, INC. PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

October 22, 2024

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Peloton Interactive, Inc. for use at our 2024 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/PTON2024 on Tuesday, December 3, 2024, at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 22, 2024. An annual report for the fiscal year ended June 30, 2024 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Peloton Interactive, Inc. as “Peloton,” the “Company,” “we,” “our” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not incorporated by reference into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this makes the proxy distribution process more efficient and less costly and helps conserve natural resources.

GENERAL INFORMATION ABOUT THE MEETING

PURPOSE OF THE ANNUAL MEETING

You are receiving this Proxy Statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

RECORD DATE; QUORUM

Only holders of record of our Class A common stock and Class B common stock at the close of business on October 11, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 363,164,013 shares of Class A common stock and 18,141,608 shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our current directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 4,146,977 shares of Class A common stock and 977,720 shares of Class B common stock at the Annual Meeting, or approximately 3.3%1 of the voting power of the shares of our Class A common stock and

[1]

This voting power calculation reflects the voting power of all directors and executive officers as of the Record Date, October 11, 2024; however, it does not include the voting power of the shares held by other 5% or more stockholders, including but not limited to, TCV. See “Security Ownership of Certain Beneficial Owners and Management” for more information.

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        PROXY STATEMENT FOR THE 2024 ANNUAL MEETING

Class B common stock outstanding on such date. The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person (virtually) or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. In order to hold the Annual Meeting and conduct business a quorum must be present. If a quorum is not present at the Annual Meeting, the chairperson of the meeting may adjourn the meeting. Your shares are counted as present at the Annual Meeting if you are present (virtually) at the Annual Meeting or if you have properly submitted a proxy.

VOTING RIGHTS; REQUIRED VOTE

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote, and each share of Class B common stock represents 20 votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote in advance of the Annual Meeting by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

The Class II director will be elected by a plurality of the votes cast, which means that the individual nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes from holders of our Class A common stock and our Class B common stock, voting together as a single class, will be elected. You may vote “FOR” the nominee or “WITHHOLD” authority to vote for the nominee. Proposal 2, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for Fiscal 2025, and Proposal 3, approval, on a non-binding, advisory basis, of the compensation of our named executive officers, will each be decided by the affirmative vote of the holders of a majority of the voting power of our Class A common stock and Class B common stock, voting together as a single class, that are present in person (virtually) or represented by proxy at the Annual Meeting, and you may vote “FOR” or “AGAINST” each of the matters. Accordingly, the approvals of (i) the ratification of the appointment of Ernst & Young LLP and (ii) on a non-binding, advisory basis, the compensation of our named executive officers will be obtained if the number of votes cast “FOR” each proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

2024 PROXY STATEMENT	|	7

        PROXY STATEMENT FOR THE 2024 ANNUAL MEETING

RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the Class II director named in this Proxy Statement	For	26

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025	For	35

PROPOSAL 3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement	For	44

None of our non-employee directors has any substantial interest in any matter to be acted upon, except with respect to the director so nominated. None of our executive officers has any substantial interest in any matter to be acted on.

WITHHELD VOTES, ABSTENTIONS AND BROKER NON-VOTES

A “vote withheld,” in the case of the proposal regarding the election of the Class II director, or an “abstention,” in the case of (i) the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and (ii) the proposal regarding the approval on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, represent a stockholder’s affirmative choice to decline to vote on such proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of the Class II director. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP or on the approval of the compensation of our named executive officers.

Brokers, banks, and other nominees have limited discretionary authority to vote shares that are beneficially owned. While a broker, bank or other nominee is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker, bank, or other nominee is not entitled to vote shares held for a beneficial owner on “non-routine” matters. Broker non-votes occur when shares held by a broker, bank or other nominee for a beneficial owner are voted on at least one proposal at a meeting but are not voted with respect to other proposals because the nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on such proposals. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. At our Annual Meeting, only Proposal No. 2 is considered a routine matter, and nominees have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. Accordingly, we do not expect there to be any broker non-votes for Proposal No. 2. Proposal No. 1 and Proposal No. 3 are non-routine matters. Broker non-votes for Proposal No. 1 and Proposal No. 3 are not deemed to be voted for or against the matters and therefore will have no effect on the proposals.

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        PROXY STATEMENT FOR THE 2024 ANNUAL MEETING

VOTING INSTRUCTIONS; VOTING OF PROXIES

VOTE BY INTERNET AT THE ANNUAL MEETING	VOTE BY TELEPHONE OR INTERNET	VOTE BY MAIL

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTON2024, where stockholders may vote and submit questions during the meeting. The meeting starts at 11:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.

You may vote by mail—if you request or receive a paper proxy card by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on December 2, 2024. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.

If you hold your shares in street name and do not vote, your shares may constitute “broker non-votes” (as described above) with respect to certain proposals and will not be counted in determining the number of shares necessary for approval of such proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each of your shares. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

We strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

REVOCABILITY OF PROXIES

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or through the Internet; or
•	attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

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        PROXY STATEMENT FOR THE 2024 ANNUAL MEETING

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

EXPENSES OF SOLICITING PROXIES

We are soliciting proxies and will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials or this Proxy Statement, proxy card and our annual report, as applicable, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, e-mail, telephone, by other similar means, or in person. In addition, we have engaged the firm of Okapi Partners LLC to assist in the soliciting of proxies and we will pay Okapi Partners LLC a fee of $15,000 plus reimbursement of out of pocket expenses. The address of Okapi Partners LLC is 1212 Avenue of the Americas, 17th Floor, New York, New York 10036. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you need assistance in completing your proxy card or voting by telephone or on the Internet, or have questions regarding the Annual Meeting, please contact Okapi Partners LLC at (877) 869-0171 or by e-mail at info@okapipartners.com.

VOTING RESULTS

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/PTON2024 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial owners who hold shares in street name and do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on at the Annual Meeting. If you wish to submit questions prior to the Annual Meeting, please visit www.proxyvote.com and follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2024, type your question into the “Ask a Question” field, and click “Submit.” Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on our Annual Meeting web portal. If your question is properly submitted during the relevant portion of the meeting agenda pursuant to the “Rules of Conduct,” we will respond to your question during the live webcast, subject to time constraints. To provide access to all stockholders, each stockholder will be limited to two questions, and if multiple questions are submitted on the same subject, we will consolidate them for a single response to avoid repetition. We reserve the right to exclude questions that are irrelevant to the proposals that are the subject of the Annual Meeting or irrelevant to the business of Peloton; that are derogatory or in bad taste; that relate to pending or threatened litigation or on-going regulatory matters; that are personal grievances; or that are otherwise inappropriate (as determined by the secretary of the Annual Meeting). Only validated stockholders or proxy holders will be able to ask questions in the designated field on the web portal. A webcast replay of the Annual Meeting, including the Q&A session, will be archived on the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2024 until the date of the 2025 annual meeting of stockholders.

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If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/PTON2024. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please contact the support line noted on the login page of the virtual meeting website.

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PELOTON INTERACTIVE, INC. CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.

INDEPENDENCE OF DIRECTORS

The listing rules of the Nasdaq Stock Market LLC (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating, governance, and corporate responsibility committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board conducts an annual review of the independence of our directors, including a review of all commercial transactions, relationships, and arrangements between us and our subsidiaries, affiliates, and executive officers with entities associated with our directors or members of their immediate family that occur in a given year. Based on its review in August 2024, our Board determined that Jon Callaghan, Jay Hoag, Angel L. Mendez and Pamela Thomas-Graham are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. In particular, in finding Mr. Callaghan and Mr. Hoag to be independent, the Board considered Mr. Callaghan’s service on the board of directors of True Ventures, which has an ownership stake in companies that had ordinary course commercial business relationships with the Company in Fiscal 2024, and Mr. Hoag’s role as Co-Founder and General Partner of TCV, a large stockholder of the Company (see “Security Ownership of Certain Beneficial Owners and Management” for more information). Our Board has also determined that all members of our audit committee, compensation committee, and nominating, governance, and corporate responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees. The Board previously determined that former directors Barry McCarthy and Jonathan Mildenhall were not independent.

As of the date of this Proxy Statement, Karen Boone and Chris Bruzzo are non-independent members of the Board due to their service as Interim Co-Chief Executive Officers (“CEO”) and Co-Presidents. In connection with their service as Interim Co-CEOs and Co-Presidents of the Company, Ms. Boone and Mr. Bruzzo ceased serving on any of the committees of the Board. The Company expects that Ms. Boone and Mr. Bruzzo will qualify as independent under applicable stock exchange rules immediately following the end of their tenures as interim Co-CEOs and Presidents, assuming each of Ms. Boone and Mr. Bruzzo serve as an interim executive officer for less than one year.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our Board discusses corporate governance practices with our stockholders, management and third-party advisors to ensure that the Board and its committees follow practices that are designed to ensure fair and effective governance for the Company and its stockholders. Based on an

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evaluation process recommended and overseen by our nominating, governance, and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, the Board conducts an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the Board and its committees are functioning effectively. The results of the annual self-evaluation are reviewed and addressed by the nominating, governance, and corporate responsibility committee and then by the full Board.

BOARD LEADERSHIP STRUCTURE

The nominating, governance, and corporate responsibility committee periodically considers the leadership structure of our Board and makes recommendations to our Board with respect thereto as appropriate, including whether the roles of CEO and Chairperson of the Board should be separated or combined.

Currently, upon the recommendation of the nominating, governance, and corporate responsibility committee, our Board has determined that the roles should be separated, with Jay Hoag, an independent director, serving as our Chairperson of the Board. The Board believes that having an independent Chairperson helps to ensure that stockholders and other stakeholders are represented in all deliberations with a voice and point of view that is independent of the senior management team. Mr. Hoag’s primary responsibilities as Chairperson of the Board include:

•	coordinating board-relevant activities of the independent directors;
•	calling meetings of the independent directors, as needed;
•	chairing executive sessions of the independent directors and providing feedback and perspective to the CEOs about discussions among the independent directors;
•	helping to facilitate communication between the CEOs and the other independent directors;
•	collaborating with the CEOs, and/or the corporate secretary to set the agenda for Board meetings, including soliciting and taking into account suggestions from other members of our Board; and
•	presiding at all Board meetings.

In addition, as applicable, the Chairperson of the Board performs other functions and responsibilities as requested by our Board, including providing leadership and support from time to time to the CEOs, the committee chairs, the corporate secretary, and other members of management with respect to best practices in board governance (including the effectiveness of Board meetings), succession planning for Board members as well as key members of management, and stockholder and stakeholder engagement.

Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.

Pursuant to our Corporate Governance Guidelines, if in the future the position of chairperson and CEO are held by the same person, our Board intends to designate a “lead independent director” to preside over periodic meetings of our independent directors, serve as a liaison between the Chairperson of the Board and the independent directors, and perform any additional duties as our Board may otherwise determine and delegate.

PRESIDING DIRECTOR OF NON-EMPLOYEE DIRECTOR MEETINGS

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. The Chairperson of the Board, Mr. Hoag, is the presiding director at these meetings.

BOARD GOVERNANCE STRUCTURE

We are committed to strong corporate governance. Our Board regularly reviews our governance structure, including our classified board. Our Board is divided into three classes, with each class serving a three-year term. We believe this structure encourages our directors to make decisions in the short- and long-term

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        CORPORATE GOVERNANCE

interests of our stockholders, and that it continues to be the appropriate structure for the Company’s Board. In contrast, annual election of all directors can, in some cases, lead to short-term focus or a concentration on only immediate results, which can discourage or impair long-term investments, improvements and initiatives that may be in the best interests of stockholders.

The Company’s classified board structure also fosters stability and continuity on the Board and ensures that, at any given time, the Board consists of experienced directors who are familiar with our business, strategic goals, history, and culture. We believe our current three-year terms enable our existing and future directors to develop substantive knowledge about our specific operations and goals, which better positions them to make strategic decisions that are in the best interest of our stockholders. Further, this structure strengthens our non-management directors’ independence from parties whose short-term goals may not be in the best interests of all of our stockholders.

All directors, regardless of the length of their term, have a fiduciary duty under the law to act in a manner they believe to be in the best interests of the Company and all of our stockholders. We believe that our classified board structure still provides for accountability to stockholders, while also reducing the Company’s vulnerability to certain potentially abusive short-term takeover tactics.

BOARD REFRESHMENT

In the past two years, we have made a number of changes intended to refresh the composition of our Board and ensure that our directors have the breadth of experience and expertise necessary to advise our Company on corporate strategy, risk management, corporate governance, and other critical matters. The Board has welcomed two new directors since February 2022: Chris Bruzzo, currently serving as our Interim Co-CEO and Co-President, who has more than two decades of experience working for global consumer brands and extensive knowledge in marketing, brand management, digital strategy, communications, retail, and interactive entertainment, and Angel L. Mendez, a proven supply chain leader at the intersection of software, technology, and industrial operations.

DIRECTOR COMMITMENT

Our Board believes that each of our directors, including our director nominee, has demonstrated the ability to devote sufficient time and attention to Board duties and to otherwise fulfill the responsibilities required of directors. Our Board has considered and determined that none of our directors is currently overcommitted with regard to the number of boards on which he or she serves. See each director’s biography beginning on page 27 for the list of outside public company boards on which each director serves. Our Board and our nominating, governance, and corporate responsibility committee believe that Mr. Hoag, who is up for election at this Annual Meeting, has demonstrated, and will continue to demonstrate, his ability to dedicate sufficient time to carry out his Board duties effectively and believe that it is in the Company’s best interest that he continue to serve as a director.

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COMMITTEES OF OUR BOARD

Our Board has established an audit committee, a compensation committee, and a nominating, governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Chief Legal Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investor.onepeloton.com, by clicking on “Documents & Charters” in the “Governance” section of our website. The Board appoints committee members annually and the members serve on these committees until their resignations, deaths, or until otherwise determined by our Board.

AUDIT COMMITTEE

Our audit committee is composed of Mr. Mendez, who is the chairperson, and Mr. Callaghan and Ms. Thomas-Graham. Each member of our audit committee is independent under the current Nasdaq and SEC rules and regulations. Each member of our audit committee is financially literate as required by the current Nasdaq listing standards. Our Board has also determined that Mr. Callaghan is an “audit committee financial expert” as defined by SEC rules. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee. Our audit committee is responsible for, among other things:

•

reviewing and discussing with management our quarterly and annual financial results, earnings guidance, earnings press releases, and other public announcements regarding our operating results prior to distribution to the public;

•	selecting, appointing, compensating, and overseeing the work of the independent registered public accounting firm;
•	reviewing the qualification, performance, and continuing independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;
•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	overseeing our internal audit function;
•	overseeing and considering the effectiveness of our internal control over financial reporting;

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        CORPORATE GOVERNANCE

•	reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the Board);
•

reviewing with management the Company’s significant risks, including financial risk, enterprise exposures, cybersecurity risks, and safety of the Company’s products and services, customers, and employees, reviewing our policies for risk assessment and risk management, and steps management has taken to monitor or mitigate these risks;

•	reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

COMPENSATION COMMITTEE

Our compensation committee is composed of Mr. Hoag, who is the chairperson, Mr. Mendez, and Ms. Thomas-Graham. Each member of our compensation committee is independent under the current Nasdaq and SEC rules and regulations and a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•	reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;
•	reviewing and recommending to our Board the compensation of our non-employee directors;
•	reviewing and approving the selection of our peer companies for compensation assessment purposes;
•	administering our equity incentive compensation plans;
•	reviewing our compensation-related risk exposures and management’s mitigation measures;
•	reviewing succession plans for senior management positions, including our CEOs;
•	overseeing matters relating to equitable pay practices;
•	reviewing and approving any Company policy regarding the recoupment or clawback of compensation paid to employees and any amendments thereto;
•	reviewing and approving, or making recommendations to our Board, with respect to, incentive compensation and equity plans; and
•	establishing our overall compensation philosophy.

NOMINATING, GOVERNANCE, AND CORPORATE RESPONSIBILITY COMMITTEE

Our nominating, governance, and corporate responsibility committee is composed of Ms. Thomas-Graham, who is the chairperson, and Mr. Callaghan. Each member of our nominating, governance, and corporate responsibility committee is independent under the current Nasdaq and SEC rules and regulations. Our nominating, governance, and corporate responsibility committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board;
•	recommending directors to serve on Board committees;
•	advising the Board on certain corporate governance matters;
•	developing policies regarding director nomination processes, if and as the committee determines it appropriate;
•	developing policies and programs for new director orientation and continuing director education, if and as the committee determines it appropriate;
•

developing and overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and

•	overseeing the evaluation of our Board, each of its committees, and individual directors on an annual basis.

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OUR BOARD’S ROLE IN RISK OVERSIGHT

Our Board, as a whole, has responsibility for overseeing our risk management processes, although the committees of our Board oversee and review risk areas that have been delegated to them by our Board.

Committees of our Board meet with key management personnel, representatives of outside advisors and our independent auditor, as applicable, to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Our Board also reviews strategic, operational, compliance and financial risk in the context of discussions, question and answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions. Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management.

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        CORPORATE GOVERNANCE

The risk oversight responsibility of our Board and its committees is supported by management level committees, which include our enterprise risk management committee, executive product safety committee, and our disclosure committee. Management also engages with the Board and its committees through additional reporting to the Board across other functional areas, including cybersecurity and data privacy.

The enterprise risk management committee implements our overall enterprise risk management reporting processes in a manner designed to provide our Board and our personnel responsible for risk assessment across the organization with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. The enterprise risk management committee meets at least three times per year and its co-chairs provide an update on material enterprise risks to the audit committee and Board at least annually, or as requested.

The executive product safety committee is a management level committee that informs the enterprise risk management program and is responsible for oversight of the Company’s product safety compliance program, policies, and major processes. The committee has oversight of technical risks throughout the product development lifecycle, up to and including member experience, through ongoing monitoring of safety-related data for our products. The committee is composed of senior leaders across our Legal, Technology, and Product teams and co-chaired by our VP, Safety, Ethics and Compliance and our SVP, Global Hardware Operations and Product Safety. The co-chairs advise senior leadership on product safety matters and provide updates to the audit committee at least four times per year to discuss product safety, including safety measures and risk mitigation as appropriate.

Our disclosure committee reports to the audit committee and assists our CEOs, Chief Financial Officer (“CFO”), and our audit committee in preparing the disclosures required under SEC rules. The disclosure committee is composed of senior leaders across our organization, including, but not limited to, our Accounting, Financial Planning and Analysis, Tax, Treasury, Internal Audit, Information Security, Compliance, Legal, Communications, People, Enterprise Technology and Product and Supply Chain teams. The disclosure committee works to ensure that our public filings are accurate, complete, and timely, and sets parameters for and determines the appropriateness of disclosures in all publicly disseminated information.

We are committed to the protection of the personal data of our employees, Members, partners, and other applicable individuals. Our information security team works to identify and prevent cybersecurity risks, while our privacy team is responsible for the development, creation, maintenance and enforcement of our privacy policies, standards, and procedures. Our Senior Vice President, Chief Security and Trust Officer administers our information security program and our Vice President, Privacy Compliance administers our data privacy program, in each case with regular updates to and with oversight by the Audit Committee. Regular updates to the Audit Committee include reports summarizing threat detection and mitigation plans, audits of internal controls, employee trainings, and other cybersecurity and privacy priorities and initiatives, as well as timely updates on material incidents. In the event of a data breach, we have documented response procedures, and overall, we believe in implementing effective cybersecurity and privacy practices to counteract evolving risks. We structure our security program to align with the National Institute of Standards and Technology Cybersecurity Framework and our privacy program to align with relevant global privacy regulations.

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

The compensation committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components, and other elements of our programs, and reviewing and approving the compensation of our named executive officers. With the advice of its independent compensation consultant, the compensation committee determined that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee during Fiscal 2024 included Ms. Thomas-Graham and Messrs. Hoag and Mendez. No member of our compensation committee in Fiscal 2024 was at any time during Fiscal 2024 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or has any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K thereunder. During Fiscal 2024, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or compensation committee.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During Fiscal 2024, our Board met eight times, the audit committee met seven times, the compensation committee met four times, and the nominating, governance, and corporate responsibility committee met four times. During Fiscal 2024, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDER MEETING

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Each member of our Board attended the meeting held virtually on December 7, 2023.

COMMUNICATION WITH DIRECTORS

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Peloton Interactive, Inc.

c/o Chief Legal Officer and Corporate Secretary

441 Ninth Avenue, Sixth Floor

New York, New York 10001

CODE OF CONDUCT

We have adopted a Code of Conduct that applies to all of the members of our Board, officers, employees, agents and contractors, subsidiaries, and affiliates. In addition, we have adopted a Supplier Code of Conduct that applies to our suppliers when providing products or services to the Company. The Supplier Code of Conduct establishes standards and guiding principles across several risk areas that Peloton expects our partners to meet. Both policies are posted on the “Investors” section of our website, which is located at https://investor.onepeloton.com under “Documents & Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.

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CORPORATE SOCIAL RESPONSIBILITY AND OUR ESG ROADMAP

At Peloton, we use technology to create positive outcomes that enable people to be the best version of themselves anytime, anywhere. We bring our purpose to life by supporting the well-being of our people, our community, and our planet. We’re focused on fostering a culture of inclusion and connection among our team members, supporting access to physical and mental well-being within our communities, and improving the environmental sustainability of our business practices.

Central to how we deliver on our ambitions, and underpinning our culture, are our five core values:

1.	Put Members first
2.	Together we go far
3.	Operate with a bias for action
4.	Be the best place to work
5.	Empower teams of smart creatives

Our 2024 ESG Report is our fourth annual report outlining our continued efforts across key areas of importance to our business and stakeholders, and progress made on our commitments during Fiscal 2024.

Our People

At Peloton, we are committed to providing our team members with opportunities and resources that enable a fulfilling and healthy experience. As our company continues to evolve, our commitment to our team members remains as strong as ever. We employ strategies to understand and meet our team’s needs and prioritize their well-being, investing in their personal and professional development, pay equity, and competitive health care benefits. Our goal is to cultivate an enriching, equitable, and inclusive experience.

Diversity, Equity, and Inclusion

At Peloton, we aspire to be a holistically inclusive company. Our DEI team leverages data-driven insights and the passion of our global team member community to shape strategies and programs that prioritize accessibility, inclusivity, and foster belonging for everyone.

Today, we are proud to have ten Employee Resource Groups (“ERGs”) that are team member-led and supported by executive sponsors. These groups help strengthen a diverse and inclusive workplace aligned with our organizational mission, values, goals, business practices, and overall DEI strategy. They drive engagement throughout the business by honoring and celebrating the many communities at Peloton. We do this year round by delivering resources, development opportunities, and programs that are open to all of our team members.

•	ACE@Peloton (Asian Community);
•	Black@Peloton;
•	Jewish@Peloton;
•	LHIT@Peloton (Latinx/Hispanics in Tech);
•	The Parenthood Journey;
•	Peloton Pride + Allies;
•	Thrive (mental health, neurodiversity, and disability);
•	Transgender + Gender Nonconforming (TGNC)@Peloton;
•	Veterans@Peloton; and
•	The Women’s Alliance.

Our Communities

We understand the life-changing power of movement, connection, and community. That’s why we’re committed to making our products, content and experiences continuously more accessible for anyone, anywhere, shaping experiences that celebrate the diversity of our Members and investing in community partnerships to advance wellbeing and access to physical fitness and mental health.

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Looking to the broader communities where we have a presence, as a global leader in connected fitness, we recognize our responsibility to help improve access to wellbeing through physical fitness and mental health. Through our global Wellbeing for Life program, we continue to support leading, action-oriented nonprofit organizations that support increased access to and engagement with physical fitness and mental health in the markets where we operate. We actively leverage Peloton’s suite of resources to support our partners, including financial and in-kind contributions and non-monetary assets. In our 2024 ESG Report, we share partner highlights and details on progress toward our goal to reach 500,000 people between fiscal years 2022 and 2025 through global community engagement programming.

Our Planet

We continue to advance efforts to integrate sustainability considerations throughout our business and make progress on our overarching goals.

Several key developments this year have helped us advance towards these goals. We continue to engage in voluntary emissions disclosure via the CDP Climate questionnaire and reporting through our annual ESG Report, including Scope 1, 2 and 3 emissions. We have also made progress on developing carbon footprint reports for each of our key connected fitness products, including a carbon footprint analysis of our Bike and Peloton Certified Refurbished Bike products. We also continue to procure renewable energy certificates (“RECs”) that are Green-e certified, affirming our commitment to reducing carbon emissions associated with our business.

In 2023, we committed to set near-term science-based emissions reduction targets. We are currently developing our targets and intend to submit them for SBTi validation in 2025. We know that businesses can play a crucial role in helping combat climate change, and we continue to take steps to proactively reduce our carbon footprint while we prepare to submit our targets.

Additionally, we continue to make progress toward advancing circularity principles across our product and service offerings. We understand that designing responsibly and efficiently, keeping materials in use and creating a next life for our products should help reduce associated environmental impacts and support overall carbon emissions reductions. The introduction and expansion of models such as Peloton Rental and Peloton Certified Refurbished is giving our products a second life and offering a way for Members to experience Peloton via the sharing economy. Along with creating more financially accessible and flexible options for Members, these programs help us build circularity into our business approach by extending the useful life of our fitness equipment and keeping valuable materials in use. We also launched the Peloton History Summary in Fiscal 2024 to enhance the buying experience for the growing number of Peloton subscribers who purchase their equipment on the secondary market.

Operating with Integrity

Peloton is committed to operating with integrity in all our business activities. Through carefully developed resources, practices, and governance structures, we aim to foster trust, accountability, and an environment in which our leaders, team members, and business partners are informed and equipped to uphold our values and standards at all times. This commitment informs our approach to corporate governance, our culture of compliance, responsible supply chain practices, and public sector engagement.

Our nominating, governance, and corporate responsibility committee provides Board oversight of programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters. Our Vice President, ESG Strategy continues to provide regular updates to the nominating, governance, and corporate responsibility committee of our Board.

We also maintain a management-level ESG Steering Committee, composed of committed senior executives from a variety of functions across the business. Since its initiation three years ago, the ESG Steering Committee has been instrumental in advancing progress toward our social and environmental sustainability commitments.

2024 PROXY STATEMENT	|	21

        CORPORATE GOVERNANCE

We will continue to review our approach to governance over ESG strategy, execution, and disclosure. As we evolve and build, we will seek regular engagement with our stakeholders to maintain a comprehensive view of our own organization, our value chain, and our role in our communities and society.

For more information, please see our most recent ESG Report at https://investor.onepeloton.com/esg.

Neither our 2024 ESG Report nor any other information contained on our website is incorporated by reference into this proxy statement or any other Peloton filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

22	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

NOMINATION TO THE BOARD

Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating, governance, and corporate responsibility committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates for nomination, the nominating, governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Additional Information—Nominations and Proposals to Be Included in Proxy Materials or Presented at the Next Annual Meeting” and the nominating, governance, and corporate responsibility committee evaluates such candidates in the same manner it evaluates all other candidates.

DIRECTOR QUALIFICATIONS; DIVERSITY

With the goal of developing a diverse, experienced and highly qualified Board, the nominating, governance, and corporate responsibility committee is responsible for developing and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess. We value diversity on a company-wide basis and seek to achieve a mix of directors that represents a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board does not establish specific goals with respect to diversity, our Board’s overall diversity is a significant consideration in the director nomination process and we endeavor to recruit nominees from a diverse candidate pool.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our restated certificate of incorporation, amended and restated bylaws and charters of the committees of our Board. In addition, neither our Board nor our nominating, governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. Through the nomination process, the nominating, governance, and corporate responsibility committee seeks to promote Board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board’s overall effectiveness.

2024 PROXY STATEMENT	|	23

        NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD EXPERIENCE

The matrix below and the biographical description of the director set forth in Proposal No. 1 include the primary individual experience, qualifications, attributes, and skills of each of our directors that contributed to the conclusion that they should serve as a member of our Board at this time.

BOARD SKILLS MATRIX

EXECUTIVE LEADERSHIP Provides judgment and experience as a current or former “C-Level” executive of a publicly traded entity or large private company.		5/6

PUBLIC COMPANY BOARD EXPERIENCE (OTHER THAN PELOTON) Provides knowledge of public company board practices or perspectives from other public company boards, including current or prior experience.			6/6

TECHNOLOGY AND INNOVATION

Leadership experience and expertise in technology, science, or innovation; knowledge of IT solutions; knowledge of how to anticipate technological trends; experience with technology risk management; and/or experience with media and entertainment technology or developing online platforms.

6/6

CORPORATE CONSUMER PRODUCT STRATEGY Experience and expertise in strategic planning, consumer product strategy, risk management, and/or mergers and acquisitions.			6/6

SALES AND MARKETING Experience and expertise in retail, consumer brand strategy development, advertising, building brand awareness, customer data analytics, and/or digital commerce.			6/6

SUPPLY CHAIN/DISTRIBUTION/LOGISTICS EXPERIENCE

Experience in direct and indirect procurement, demand and supply planning, and and/or logistics. Competence in supply chain IT systems, supply chain finance, manufacturing, third party management, organizational design, and/or online sales.

4/6

GLOBAL BUSINESS EXPERIENCE Service in a leadership role with multinational companies and experience scaling business in global markets, including international supply chain management.		5/6

HUMAN CAPITAL MANAGEMENT Experience in human resources, including diversity, equity and inclusion programs, talent acquisition, and/or learning and development.			6/6

FINANCE AND ACCOUNTING Experience in the finance function of an enterprise, including an in-depth understanding of financial management, financial reporting and capital allocation processes.	4/6

COMPLIANCE & RISK MANAGEMENT Experience with compliance and risk management, including with respect to legal and regulatory matters, cybersecurity, data privacy, and/or corporate ethics.		5/6

ESG AND CLIMATE RISKS Experience in overseeing and managing ESG practices and initiatives and skills and knowledge in climate-related strategic planning, risk mitigation and management.	4/6

24	|	2024 PROXY STATEMENT

        NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD DIVERSITY

The matrix below as required by Nasdaq rules sets forth the self-identified gender identity and demographic diversity attributes of each of our directors as of October 22, 2024. To see our Board Diversity Matrix dated as of October 26, 2023, please refer to our proxy statement for the fiscal year ending June 30, 2023 (“Fiscal 2023”) posted on our Investor Relations website.

*	Directors may identify as one or more of the listed categories, resulting in the demographic totals exceeding the number of directors listed.

2024 PROXY STATEMENT	|	25

PELOTON INTERACTIVE, INC. PROPOSAL NO. 1 ELECTION OF DIRECTOR

Our Board is currently divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2025 and 2026, respectively.

Jon Callaghan, a Class II director who has served on the Board since April 2015, is not standing for reelection at the Annual Meeting. In connection with Mr. Callaghan’s departure from the Board, and after the conclusion of the Annual Meeting, we expect that the size of our Board will be reduced to five directors and the number of Class II directors from two to one. The Board has begun the process of seeking a qualified candidate to join the Board and we expect that such person will serve as a member of our audit committee, among other committees, and qualify as an audit committee financial expert.

At the recommendation of our nominating, governance, and corporate responsibility committee, our Board proposes that the Class II nominee named below, who is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of the nominee named below unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or will not serve for good cause, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this Proxy Statement and to serve if elected, and management and the Board have no reason to believe that such nominee will be unable to serve.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR

26	|	2024 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

NOMINEE TO OUR BOARD

The nominee and his age, occupation, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical description set forth in the text below the table.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS II DIRECTOR:

JAY HOAG(1)(2)	66	Director	August 2018

(1)	Chairperson of the compensation committee

(2)	Chairperson of the Board

DIRECTOR AGE: 66 DIRECTOR SINCE: August 2018 COMMITTEES: • Compensation (Chair)

JAY HOAG

Chairperson of the Board, since May 2024

Jay Hoag has served as a member of our Board since August 2018 and as Chairperson of the Board since May 2024. Mr. Hoag is a co-founder and General Partner of TCV where he has served since June 1995. Mr. Hoag currently serves on the board of directors of TripAdvisor, Inc., Zillow Group, Inc., and Netflix Inc. Mr. Hoag also previously served on the board of directors of various public companies, including Electronic Arts until August 2021 and TCV Acquisition Corp. until March 2023.

SKILLS AND EXPERIENCE

We believe Mr. Hoag is qualified to serve on our Board because of his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies. As a technology investor and board member of numerous companies, Mr. Hoag brings valued insights on topics such as corporate strategy and risk management. Mr. Hoag holds a B.A. from Northwestern University and an M.B.A. from the University of Michigan.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  TripAdvisor, Inc.

•  Zillow Group, Inc.

•  Netflix Inc.

2024 PROXY STATEMENT	|	27

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

CONTINUING DIRECTORS

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS I DIRECTORS:

ANGEL L. MENDEZ(1)(2)	64	Director	February 2022

PAMELA THOMAS-GRAHAM(3)(4)	61	Director	March 2018

CLASS III DIRECTORS:

KAREN BOONE	50	Interim Co-CEO and Co-President, Director	January 2019

CHRIS BRUZZO	55	Interim Co-CEO and Co-President, Director	December 2023

(1)	Chairperson of the audit committee

(2)	Member of the compensation committee

(3)	Chairperson of the nominating, governance, and corporate responsibility committee

(4)	Member of the audit committee

DIRECTOR AGE: 50 DIRECTOR SINCE: January 2019 COMMITTEES: • None

KAREN BOONE

Karen Boone has served as a member of our Board since January 2019, and as Interim Co-Chief Executive Officer and Co-President from May 2024. Prior to her service at the Company, Ms. Boone served as the President and Chief Financial and Administrative Officer of Restoration Hardware, Inc., a home furnishings company, from May 2014 to August 2018 and as Chief Financial Officer from June 2012 to May 2014. Prior to that, from 1996 to 2012, Ms. Boone held various roles at Deloitte & Touche LLP, a public accounting firm, most recently as an Audit Partner. Ms. Boone currently serves on the board of directors of Sonos, Inc., Rivian Automotive, Inc. and several private companies.

SKILLS AND EXPERIENCE

We believe Ms. Boone is qualified to serve on our Board because of her deep knowledge of the Company and her extensive product and retail experience leading a consumer brand and her expertise and background with regard to overseeing administrative functions, including human resources, investor relations, accounting and legal. Ms. Boone’s experience in strategic and financial planning for public companies, including her service on the boards and audit committees of public companies, brings essential leadership and financial expertise to our Board. Ms. Boone holds a B.S. in Business Economics from the University of California, Davis.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Sonos, Inc.

•  Rivian Automotive, Inc.

28	|	2024 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

DIRECTOR AGE: 55 DIRECTOR SINCE: December 2023 COMMITTEES: • None

CHRIS BRUZZO

Mr. Bruzzo joined the Board of Directors in December 2023 and has served as our Interim Co-Chief Executive Officer and Co- President since May 2024. Mr. Bruzzo served as the Executive Vice President and Chief Experience Officer of Electronic Arts from September 2014 through June 2023. Amongst other roles, Mr. Bruzzo previously served as the Senior Vice President, Channel Brand Management for Starbucks Corporation from 2007 to 2014, Vice President, Marketing and Public Relations for Amazon.com Inc. from 2003 to 2006, and Assistant Vice President, Communications for Regence Blue Shield from 1998 to 2003. Mr. Bruzzo currently serves on the boards of directors of Boot Barn Holdings, Inc., a retail public company, and MoneyGram International, a private financial technology company, and on the advisory boards of Wize, an education technology startup, and Mission Scholars, a non-profit that provides college access to low-income students.

SKILLS AND EXPERIENCE

We believe Mr. Bruzzo is qualified to serve on our Board because of his deep knowledge of the Company and his extensive experience working for global consumer brands, with extensive knowledge in marketing, brand management, digital strategy and communications. Mr. Bruzzo was the founding executive sponsor and advocate for Somos EA, Electronic Arts’ Latinx employee resource group, and is a member of the Latino Corporate Directors Association. Mr. Bruzzo holds a bachelor of arts degree in political science from Whitworth University.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Boot Barn Holdings, Inc.

2024 PROXY STATEMENT	|	29

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

DIRECTOR AGE: 64 DIRECTOR SINCE: February 2022 COMMITTEES: • Audit (Chair) • Compensation

ANGEL L. MENDEZ

Angel L. Mendez has served as a member of our Board since February 2022. Mr. Mendez is Executive Chairman of the Board of LevaData Inc., a privately held, artificial intelligence company focused on supply chain management. He also serves on two other public company boards: Kinaxis, Inc., which specializes in supply chain planning solutions; and Sleep Number Corporation, a sleep technology company. He previously served as executive vice president and chief operating officer of HERE Technologies from 2016 to 2020. From 2005 to 2015, he was a senior executive at Cisco Systems, where he led the company’s corporate transformation program as well as its global supply chain. Earlier in his career, Mr. Mendez served in senior roles at Palm Inc., Gateway Inc., Citigroup, and in various executive positions at Allied Signal Aerospace and GE.

SKILLS AND EXPERIENCE

We believe Mr. Mendez is qualified to serve on our Board because of his extensive experience working with the management teams of a number of privately and publicly held tech companies. He is a thought leader and trailblazer as an architect of end-to-end supply chains at global technology companies, and he brings more than three decades of leadership experience, including supply chain management with some of the world’s most forward-thinking technology and aerospace companies. Mr. Mendez earned a Bachelor of Sciences degree in Electrical Engineering from Lafayette College and a Master’s in Business Administration from the Crummer School at Rollins College.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Sleep Number Corporation

•  Kinaxis, Inc.

30	|	2024 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

DIRECTOR AGE: 61 DIRECTOR SINCE: March 2018 COMMITTEES: • Compensation • Nominating, Governance, and Corporate Responsibility (Chair)

PAMELA THOMAS-GRAHAM

Pamela Thomas-Graham has served as a member of our Board since March 2018. Since August 2016, Ms. Thomas-Graham has served as the Founder and Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to August 2016, she served as a member of the Executive Board at Credit Suisse Group AG, a multinational investment bank and financial services company. While at the firm she served in several different roles, including Chair, New Markets for the global Private Bank, and Global Chief Marketing and Talent Officer.

From 2008 to 2010, she served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 through 2007, Ms. Thomas-Graham was a Group President of Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of CNBC.com, beginning in 1999. She began her career at global consultancy McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995.

Ms. Thomas-Graham served on the board of directors of Norwegian Cruise Line Holdings Ltd. from 2018 to 2021, The Clorox Company from 2005 to 2021, including as its Lead Independent Director from 2016 to 2021, Anthemis Digital Acquisitions I Corp. from 2021 to 2023, Rivian Automotive, Inc. from 2021 to June 2024, and the Bermuda-based Bank of N.T. Butterfield & Son Limited from 2017 to May 2024. She currently serves as a board member of Bumble Inc. and Compass, Inc.

SKILLS AND EXPERIENCE

We believe Ms. Thomas-Graham is qualified to serve on our Board because she brings invaluable strategic, operational, and corporate governance experience as a board member, chief executive officer and executive leader of several public and private companies. Her extensive experience in branding and management consulting enables her to contribute to the oversight of the Company. Ms. Thomas-Graham holds a B.A. in Economics from Harvard University and a joint M.B.A.- J.D. from Harvard Business School and Harvard Law School.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Bumble Inc.

•  Compass, Inc.

There are no family relationships among our directors and executive officers.

2024 PROXY STATEMENT	|	31

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

NON-EMPLOYEE DIRECTOR COMPENSATION

Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Through August 2022, each non-employee director was entitled to receive equity awards under our 2019 Equity Incentive Plan (the “2019 Plan”) in the form of options to purchase shares of our Class A common stock (an “Option”) and/or RSU awards. Since September 2022, non-employee directors are entitled to receive equity awards solely in RSUs. Non-employee directors do not currently receive any cash compensation for service on our Board.

Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our Board. In addition, at the compensation committee’s direction, Compensia, the compensation committee’s independent compensation consultant, provides a competitive analysis of director compensation levels, practices, and design features as compared to the general market as well as our compensation peer group.

Initial Equity Grant. Each non-employee director appointed to our Board is granted an initial equity award having an aggregate value of $500,000 based on the preceding 15-day volume weighted average price of our Class A common stock. Through August 2022, such grants were made pursuant to the “Equity Choice Program,” and following September 2022, such awards are made in the form of RSUs. Each award will vest with respect to 1/3rd of the total number of shares subject to such award on each annual anniversary of the grant, in each case, so long as such non-employee director continues to provide service through such date. Each initial equity grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in the 2019 Plan).

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board and will continue to serve on our Board immediately following the date of such annual meeting, will automatically be granted RSUs having an aggregate value of $325,000 based on the preceding 15-day volume weighted average price of our Class A common stock (the “Annual Equity Grant”). Additionally, on the date of each annual meeting of stockholders, the non-employee Chairperson of the Board, if any, and each Chairperson of a committee of the Board is granted an annual incremental RSU award having an aggregate value of $ 90,000 and $15,000, respectively, based on the preceding 15-day volume weighted average price of our Class A common stock (the “Annual Chairperson Equity Grants”). Each of the Annual Equity Grant and Annual Chairperson Equity Grant will typically vest with respect to 1/4th of the total number of RSUs subject to such award on each quarterly anniversary of the date of grant, such that the equity award will be fully vested on the one-year anniversary of the date of grant, or if earlier, the next annual meeting of stockholders, in each case, so long as such non-employee director continues to provide service through such date. Each Annual Equity Grant and Annual Chairperson Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2019 Plan).

October 2024 Update to Non-Employee Director Compensation Program

As part of our Board and Compensation Committee’s periodic review of our compensation arrangements for non-employee directors, the Board has determined to maintain the Initial Equity Grant and the Annual Chairperson Equity Grants, but, effective as of December 2, 2024, to reduce the Annual Equity Grant with respect to each non-employee director serving on the Board and to adjust the relative mix of compensation our non-employee directors are eligible to receive on an annual basis. Each non-employee director who is serving on the Board as of, and will continue to serve on the Board immediately following the date of the Annual Meeting, and each annual meeting thereafter, will be eligible to receive an annual cash retainer in the amount of $75,000. The annual cash retainer will be paid in quarterly installments, provided that the non-employee director continues to serve on the Board at the time the installment is paid. The Annual Equity Grant will be reduced from $325,000 to $225,000 and will typically vest with respect to 1/4th of the total number of RSUs subject to such award on each quarterly anniversary of the date of grant, such that the equity award will be fully vested on the one-year anniversary of the date of grant, or if earlier, the next annual meeting of stockholders, in each case, so long as such non-employee director continues to provide service through such date.

32	|	2024 PROXY STATEMENT

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

In addition, in October 2024, Jay Hoag informed the Company that he intends to waive his portion of the Annual Chairperson Equity Grant in respect of Fiscal 2025 that he is entitled to receive as the Chairperson of the Board.

The following table provides information for the fiscal year ended June 30, 2024 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of Fiscal 2024, other than Mr. McCarthy (our former CEO and President), who served as an employee of the Company in Fiscal 2024 and received no additional compensation for his service as a director. The compensation received by Mr. McCarthy as an employee is shown in the “Executive Compensation—Fiscal 2024 Summary Compensation Table” below. In connection with their appointment as Interim Co-CEOs and Co-Presidents, Ms. Boone and Mr. Bruzzo voluntarily agreed to forfeit certain non-employee director awards reflected in the following table, as described in further detail below.

NAME	RSU AWARDS ($)(1)(5)		TOTAL ($)

KAREN BOONE	$448,113.60	(2)	$448,113.60	(2)

CHRIS BRUZZO	$874,438.40	(2)	$874,438.40	(2)

JON CALLAGHAN	$338,686.92		$338,686.92

JAY HOAG	$410,788.24	(3)	$410,788.24	(3)

PAMELA THOMAS-GRAHAM	$354,321.00		$354,321.00

ANGEL L. MENDEZ	$348,100.72	(3)	$348,100.72	(3)

JONATHAN MILDENHALL	$338,686.92	(4)	$338,686.92	(4)

TOTAL

(1)

The amounts reported in this column represent the aggregate grant date fair value of RSU awards made to directors in Fiscal 2024 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718. These amounts do not reflect the actual economic value realized by the director, which will vary depending on the performance of our Class A common stock. There were no fees earned or paid in cash or option awards awarded to or earned by directors in Fiscal 2024.

(2)

On May 2, 2024, Ms. Boone and Mr. Bruzzo were each appointed as an Interim Co-CEO and Co-President and ceased serving as a non-employee director on our Board. In connection with this appointment, each of Ms. Boone and Mr. Bruzzo agreed to forfeit any non-employee director awards that vest during her or his service as an officer of the Company. The grant date fair value of non-employee director awards forfeited in Fiscal 2024 was $45,049 for Ms. Boone and $33,933 for Mr. Bruzzo. As noted above, the grant date fair value of such forfeited awards is included in the amounts reported in the RSU Awards and Total columns for Ms. Boone and Mr. Bruzzo. See “Summary Compensation Table” for additional compensation details for each of Ms. Boone and Mr. Bruzzo regarding compensation received in connection with their service as Interim Co-CEOs and Co-Presidents.

(3)

On May 2, 2024, Mr. Hoag was appointed Chairperson of the Board and Mr. Mendez was appointed Chairperson of the Audit Committee. In connection with such appointments, each received an incremental prorated Annual Chairperson Grant with a value of $56,467 for Mr. Hoag and $9,414 for Mr. Mendez, for their roles as a Chairperson of the Board and Chairperson of the Audit Committee, respectively.

(4)	Mr. Mildenhall resigned from the Board effective December 19, 2023 and therefore did not satisfy certain time-based vesting conditions of these RSUs awards, which were forfeited.

2024 PROXY STATEMENT	|	33

        PROPOSAL NO. 1: ELECTION OF DIRECTOR

(5)

The following table sets forth information regarding the aggregate number of shares of our Class A common stock and Class B common stock underlying outstanding stock options and RSUs held by our non-employee directors as of June 30, 2024:

NAME	NUMBER OF SHARES UNDERLYING UNEXERCISED STOCK OPTIONS HELD AT FISCAL YEAR END		NUMBER OF SHARES UNDERLYING UNVESTED RSUS HELD AT FISCAL YEAR END

KAREN BOONE	472,319	(1)	78,151

CHRIS BRUZZO	0		150,693

JON CALLAGHAN	40,435		28,509

JAY HOAG	40,435		39,502

PAMELA THOMAS-GRAHAM	383,554	(2)	29,825

ANGEL L. MENDEZ	24,859		30,122

JONATHAN MILDENHALL	0		0

(1)	450,000 of these unexercised options are options to purchase shares of our Class B common stock.

(2)	368,116 of these unexercised options are options to purchase shares of our Class B common stock.

34	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2025 and recommends that stockholders vote for ratification of such appointment. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025 requires the affirmative vote of the holders of a majority of the voting power of our Class A common stock and Class B common stock, voting together as a single class, that are present in person (virtually) or represented by proxy at the Annual Meeting. In the event that the appointment of Ernst & Young LLP is not ratified by our stockholders, the audit committee will consider whether it is appropriate to appoint another independent registered public accounting firm, but it will not be obligated to do so. Even if the appointment is ratified, the audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Ernst & Young LLP audited our financial statements for the fiscal year ended June 30, 2024 and has served as our independent registered public accounting firm since 2017. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with and pre-approved by our audit committee annually. In accordance with standard policy, Ernst & Young LLP will periodically rotate the individuals who are responsible for our audit.

During the fiscal years ended June 30, 2023 and 2024, fees for services provided by Ernst & Young LLP were as follows:

	FISCAL YEAR ENDED JUNE 30, 2023	FISCAL YEAR ENDED JUNE 30, 2024

FEES BILLED TO PELOTON

AUDIT FEES(1)	$5,143,900	$5,504,500

AUDIT-RELATED FEES(2)	—	—

TAX FEES(3)	20,000	9,000

ALL OTHER FEES(4)	—	—

TOTAL FEES	$5,163,900	$5,513,500

(1)

“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

(2)	“Audit-related fees” include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.

(4)	“All other fees” include fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

2024 PROXY STATEMENT	|	35

        PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. In addition, the audit committee has established procedures by which the chairperson of the audit committee may pre-approve such services up to $200,000 per service matter or project, subject to ratification by the audit committee at its next regularly scheduled quarterly meeting following such approval. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025

36	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act, unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended June 30, 2024, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended June 30, 2024. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2024 for filing with the SEC.

Members of our audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements have been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United Statements and that Ernst & Young LLP is in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Angel L. Mendez, Chairperson

Jon Callaghan

Pamela Thomas-Graham

2024 PROXY STATEMENT	|	37

PELOTON INTERACTIVE, INC. EXECUTIVE OFFICERS

The names of our executive officers, their ages as of the date of this proxy statement, and their positions are shown below.

NAME	AGE	POSITION

EXECUTIVE OFFICERS:

KAREN BOONE	50	Interim Co-Chief Executive Officer and Co-President

CHRIS BRUZZO	55	Interim Co-Chief Executive Officer and Co-President

ELIZABETH CODDINGTON	48	Chief Financial Officer

NICK CALDWELL	42	Chief Product Officer

JEN COTTER	52	Chief Content Officer

ANDY RENDICH	57	Chief Supply Chain Officer

Our Board appoints executive officers, who then serve at the discretion of our Board. There is no family relationship among any of the directors or executive officers.

For information regarding Ms. Boone and Mr. Bruzzo, please refer to “Proposal No. 1—Election of Directors.”

ELIZABETH CODDINGTON has served as our CFO since June 2022. Ms. Coddington most recently served as Vice President of Finance for Amazon Web Services (“AWS”) at Amazon.com, Inc. (“Amazon”) from January 2021 to June 2022, and in finance roles of increasing responsibility at AWS since joining Amazon in March 2016. Prior to joining Amazon, Ms. Coddington served as Chief Financial Officer of Adara, Inc.; Vice President, Finance, and Chief Financial Officer at Walmart.com at Walmart Inc.; and Vice President, Financial Planning and Analysis at Netflix, Inc. Ms. Coddington holds a Bachelor of Science in Chemical Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the University of North Carolina at Chapel Hill.

NICK CALDWELL has served as our Chief Product Officer since November 2023. Mr. Caldwell was previously Vice President of Engineering for Consumer Products at Twitter from June 2020 to December 2021, and General Manager for Core Technologies at Twitter from December 2021 to November 2022. From February 2020 to June 2020, Mr. Caldwell served as Senior Director, Product and Engineering at Google. From October 2018 to June 2020, Mr. Caldwell served as Chief Product Officer for Looker Data Sciences, a business intelligence firm acquired by Google in 2020. Prior to that, Mr. Caldwell held the position of Vice President of Engineering for Reddit from October 2016 to October 2018. Mr. Caldwell also spent fifteen years at Microsoft and held various positions, most recently as General Manager for the Power BI product organization. Mr. Caldwell has served on the Board of Directors of HubSpot Inc. since January 2021 and serves on the boards of several private companies, including Bitly, Inc. and True Search. Mr. Caldwell holds a degree in computer science and electrical engineering from Massachusetts Institute of Technology and a Master of Business Administration from U.C. Berkeley Haas School of Business.

JEN COTTER has served as our Chief Content Officer since May 2019. Previously, Ms. Cotter served as Chief Content Officer for ProCaps Laboratories from January to May 2019 and co-founded and led The JJB Collective, an agency serving clients on the evolution of brand, product, multi-channel, and creative strategy, from January 2018 to May 2019. From June 2005 to December 2017, Ms. Cotter held various roles at HSN, a leading interactive and lifestyle retailer, including Vice President, Talent; Senior Vice President, Television and On-Air Development; and Executive Vice President—Content, Programming and Television. Ms. Cotter holds a B.A. in Communication and Media Studies from Seton Hall University and a Certificate in Diversity and Inclusion from Cornell University.

38	|	2024 PROXY STATEMENT

        EXECUTIVE OFFICERS

ANDY RENDICH has served as our Chief Supply Chain Officer since March 2022. Previously, Mr. Rendich served as Chief Operating Officer at Grove Collaborative from January 2019 to March 2022 and held several executive and officer roles with Eat Just, Good Eggs and Walmart, as well as board and advisory roles in many companies. Mr. Rendich currently serves as an advisor to the TCV Velocity Fund. He also spent more than 12 years at Netflix in a variety of executive positions, including Chief Service and Operations Officer. Mr. Rendich holds a Bachelors of Technology in Computer Engineering Technology from Rochester Institute of Technology and an Associates of Science from Alfred State College—SUNY College of Technology.

2024 PROXY STATEMENT	|	39

PELOTON INTERACTIVE, INC. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2024, by:

•	each of our named executive officers;
•	each of our directors or director nominees;
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 363,136,266 shares of Class A common stock and 18,141,608 shares of Class B common stock outstanding as of September 30, 2024. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2024 or RSUs that may vest and settle within 60 days of September 30, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001.

40	|	2024 PROXY STATEMENT

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	SHARES BENEFICIALLY OWNED				% OF TOTAL VOTING POWER(1)
	CLASS A		CLASS B
NAME OF BENEFICIAL OWNER	SHARES	%	SHARES	%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

KAREN BOONE(2)	163,841	*	450,000	2.4	1.3

CHRIS BRUZZO	97,433	*	—	—	*

JONATHAN CALLAGHAN(3)	911,223	*	—	—	*

JAY HOAG(4)	124,763	*	—	—	*

ANGEL MENDEZ(5)	90,020	*	—	—	*

PAMELA THOMAS-GRAHAM(6)	92,787	*	368,116	2.0	1.0

NICK CALDWELL(7)	613,632	*	—	—	*

ELIZABETH CODDINGTON(8)	768,747	*	—	—	*

THOMAS CORTESE(9)	106,000	*	3,922,338	19.7	10.8

JENNIFER COTTER(10)	729,149	*	159,604	*	*

BARRY MCCARTHY(11)	6,383,721	1.7	—	—	*

ANDREW RENDICH(12)	555,382	*	—	—	*

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (10 PERSONS)(13)	4,146,977	1.1	977,720	5.2	3.3

OTHER 5% STOCKHOLDERS:

ENTITIES AFFILIATED WITH TCV(14)	6,218,039	1.7	15,602,635	86.0	43.8

THE VANGUARD GROUP(15)	30,339,386	8.4	—	—	4.2

T. ROWE PRICE ASSOCIATES, INC.(16)	20,683,306	5.7	—	—	2.9

CAPITAL WORLD INVESTORS(17)	26,259,325	7.2	—	—	3.6

ENTITIES AFFILIATED WITH MORGAN STANLEY(18)	38,075,066	10.5	—	—	5.2

*	Less than 1%

(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 20 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)

Represents (i) 141,522 shares of Class A common stock, (ii) 22,319 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024, and (iii) 450,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2024.

(3)

Represents (i) 71,834 shares of Class A common stock, (ii) 798,954 shares of Class A common stock held of record by Jonathan D. Callaghan and Christie Blom Callaghan, Trustees of the Callaghan Family Trust, and (iii) 40,435 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024.

(4)

Represents (i) 84,328 shares of Class A common stock and (ii) 40,435 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024. Mr. Hoag is a director of Technology Crossover Management IX, Ltd., Technology Crossover Management X, Ltd. and a limited partner of Technology Crossover Management IX, L.P. and Technology Crossover Management X, L.P., TCV Member Fund, L.P. and TCV X Member Fund, L.P., which are TCV funds and entities affiliated with the TCV Funds described in note 14 below but does not hold voting or dispositive power over the shares held of record by the TCV Funds.

(5)	Represents (i) 73,447 shares of Class A common stock and (ii) 16,573 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024.

(6)

Represents (i) 77,349 shares of Class A common stock, (ii) 15,438 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024, and (iii) 368,116 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2024.

2024 PROXY STATEMENT	|	41

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(7)

Represents (i) 31,337 shares of Class A common stock and (ii) 582,295 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30.

(8)

Represents (i) 171,466 shares of Class A common stock, (ii) 238,013 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2024, and (iii) 359,268 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024.

(9)

Represents (i) 1,623,790 shares of Class B common stock, (ii) 106,000 shares of Class A common stock held of record by The Harbor View Investments LLC, (iii) 261,052 shares of Class B common stock held of record by The Harbor View Investments LLC, (iv) 39,996 shares of Class B common stock held of record by The TPC 2021 GRAT 4, (v) 177,500 shares of Class B common stock held of record by The TPC 2021 GRAT 5, and (vi) 1,820,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2024.

(10)

Represents (i) 100,269 shares of Class A common stock, (ii) 348,086 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024, (iii) 280,794 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2024, and (iv) 159,604 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2024.

(11)

Represents (i) 6,383,471 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024 and (ii) 250 shares of Class A common stock held of record by spouse.

(12)

Represents (i) 164,261 shares of Class A common stock, (ii) 129,018 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024, and (iii) 262,103 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2024.

(13)

Includes all Directors and Executive Officers as of September 30, 2024. Represents (i) 1,812,200 shares of Class A common stock, (ii) 971,572 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of September 30, 2024, (iii) 1,363,205 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2024, and (iv) 977,720 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of September 30, 2024.

(14)

Represents (i) 2,602,444 shares of Class A common stock held of record by TCV IX, L.P., (ii) 734,319 shares of Class A common stock held of record by TCV IX (A) Opportunities, L.P., (iii) 138,996 shares of Class A common stock held of record by TCV IX (B), L.P., (iv) 200,654 shares of Class A common stock held of record by TCV Member Fund, L.P., (v) 1,878,926 shares of Class A common stock held of record by TCV X, L.P., (vi) 465,945 shares of Class A common stock held of record by TCV X (A) Blocker, L.P., (vii) 91,608 shares of Class A common stock held of record by TCV X (B), L.P., (viii) 105,147 shares of Class A common stock held of record by TCV X Member Fund, L.P., (ix) 9,091,405 shares of Class B common stock held of record by TCV IX, L.P., (x) 2,565,254 shares of Class B common stock held of record by TCV IX (A) Opportunities, L.P., (xi) 485,543 shares of Class B common stock held of record by TCV IX (B), L.P., (xii) 704,842 shares of Class B common stock held of record by TCV Member Fund, L.P., (xiii) 2,037,126 shares of Class B common stock held of record by TCV X, L.P., (xiv) 505,169 shares of Class B common stock held of record by TCV X (A) Blocker, L.P., (xv) 99,314 shares of Class B common stock held of record by TCV X (B), L.P., and (xvi) 113,982 shares of Class B common stock held of record by TCV X Member Fund, L.P. (collectively the “TCV Funds”) Technology Crossover Management IX, Ltd. (“Management IX”) is the sole general partner of Technology Crossover Management IX, L.P. (“TCM IX”), which in turn is the sole general partner of TCV IX, L.P. TCM IX is also the sole general partner of TCV IX (A), L.P., which is the sole shareholder of TCV IX (A) Opportunities, Ltd., which in turn is the sole limited partner of TCV IX (A) Opportunities, L.P. TCM IX is also the sole general partner of TCV IX (B), L.P. Management IX is also a general partner of TCV Member Fund, L.P. Management IX may be deemed to have the sole voting and dispositive power over the shares held by TCV IX, L.P., TCV IX (A) Opportunities, L.P., TCV IX (B), L.P., and TCV Member Fund, L.P. Technology Crossover Management X, Ltd. (“Management X”) is the sole general partner of Technology Crossover Management X, L.P. (“TCM X”) which in turn is the sole general partner of TCV X, L.P. TCM X is also the sole general partner of TCV X (A), L.P., which in turn is the sole shareholder of TCV X (A) Blocker, Ltd, which in turn is the sole limited partner of TCV X (A) Blocker, L.P. TCM X is also the sole general partner of TCV X (A) Blocker, L.P. and TCV X (B), L.P. Management X is also the general partner of TCV X Member Fund, L.P. Management X may be deemed to have the sole voting and dispositive power over the shares held by TCV X, L.P., TCV X (A) Blocker, L.P., TCV X (B), L.P., and TCV X Member Fund, L.P. The address of each of the foregoing entities is 250 Middlefield Road, Menlo Park, California 94025.

(15)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2024. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 138,743 shares, sole dispositive power with respect to 29,853,488 shares, and shared dispositive power with respect to 485,898 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(16)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2024. Of the shares of Class A common stock beneficially owned, T. Rowe Price Associates, Inc. reported that it had sole voting power with respect to 12,935,420 shares and sole dispositive power with respect to 20,683,306 shares. The address for T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.

(17)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2024. Of the shares of Class A common stock beneficially owned, Capital World Investors reported that it had sole voting power with respect to 26,259,325 shares, and sole dispositive power with respect to 26,259,325 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

42	|	2024 PROXY STATEMENT

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(18)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2024. Represents 38,075,066 shares of Class A common stock beneficially owned by Morgan Stanley and 37,438,280 shares of Class A common stock beneficially owned by Morgan Stanley Investment Management Inc. Of the shares of Class A common stock beneficially owned, Morgan Stanley reported that it had shared voting power with respect to 35,884,421 shares and shared dispositive power with respect to 38,075,066 shares. Of the shares of Class A common stock beneficially owned, Morgan Stanley Investment Management Inc. reported that it had shared voting power with respect to 35,339,382 shares and shared dispositive power with respect to 37,438,280 shares. Morgan Stanley and Morgan Stanley Investment Management Inc. reported that the securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The address for Morgan Stanley and Morgan Stanley Investment Management Inc. is 1585 Broadway, New York, NY 10036.

2024 PROXY STATEMENT	|	43

PELOTON INTERACTIVE, INC. PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to approve, on a non-binding and advisory basis, the compensation of our named executive officers and our compensation philosophy, policies, and practices as disclosed in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

This proposal, commonly known as a Say-on-Pay proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. The non-binding advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. The compensation committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”

After careful consideration, our Board recommends a vote for the proposal, on a non-binding advisory basis, approving the compensation of our named executive officers and our compensation philosophy, policies, and practices as described herein.

As an advisory vote, this proposal is not binding. However, our Board and the compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote and stockholder feedback when making future decisions regarding the compensation of our named executive officers.

Per the results of our prior “Say-on-Frequency” vote at our 2020 annual meeting of stockholders, we currently hold a “Say-on-Pay” vote every three years. In accordance with SEC rules, our next “Say-on-Frequency” vote is expected to occur at the 2026 annual meeting of stockholders and will determine the timing of our subsequent “Say-on-Pay” vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL, ON AN ADVISORY BASIS, APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND OUR COMPENSATION PHILOSOPHY, POLICIES AND PRACTICES AS DESCRIBED IN THIS PROXY STATEMENT.

44	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for our named executive officers for Fiscal 2024. Our named executive officers and their positions during Fiscal 2024 were:

•	Karen Boone, our Interim Co-Chief Executive Officer and Co-President;
•	Chris Bruzzo, our Interim Co-Chief Executive Officer and Co-President (together with Ms. Boone, our “Interim Co-CEOs”);
•	Elizabeth Coddington, our Chief Financial Officer;
•	Jennifer Cotter, our Chief Content Officer;
•	Nick Caldwell, our Chief Product Officer;
•	Andrew Rendich, our Chief Supply Chain Officer:
•	Barry McCarthy, our former Chief Executive Officer and President (our “Former CEO”); and
•	Thomas P. Cortese, our Co-Founder and former Chief Product Officer.

The list of Fiscal 2024 named executive officers above encompasses: (i) each individual serving as our Principal Executive Officer at any time during Fiscal 2024, (ii) our Principal Financial Officer, (iii) the next three most highly-compensated executive officers (other than our Principal Executive Officers or Principal Financial Officer) who were serving in such capacity as of the last day of Fiscal 2024, and (iv) one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company as of the last day of Fiscal 2024.

During Fiscal 2024, the following transitions occurred with respect to our named executive officers:

•	Mr. Cortese stepped down as our Chief Product Officer, effective October 31, 2023, and transitioned from this position to a non-executive officer role of advisor through May 16, 2024;
•	Mr. Caldwell was appointed our Chief Product Officer, effective November 1, 2023;
•	Mr. McCarthy transitioned, effective May 2, 2024, from his role as our Chief Executive Officer and President to a non-executive officer, strategic advisory role through December 31, 2024; and
•	Ms. Boone and Mr. Bruzzo were appointed our Interim Co-Chief Executive Officers and Co-Presidents, effective May 2, 2024.

This CD&A describes the material elements of our executive compensation program during Fiscal 2024. It also provides an overview of our executive compensation philosophy, core principles, and objectives. Finally, it analyzes how and why the compensation committee of our Board arrived at the specific compensation determinations for our named executive officers in Fiscal 2024, including the key factors that the compensation committee considered in deciding our executives’ compensation.

2024 PROXY STATEMENT	|	45

        EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY

WHO WE ARE

Peloton is a leading global fitness company with a highly engaged community of over 6.4 million Members as of June 30, 2024 across the United States, United Kingdom, Canada, Germany, Australia, and Austria. A category innovator at the nexus of fitness, technology, and media, Peloton’s first-of-its-kind subscription platform seamlessly combines innovative hardware, distinctive software, and exclusive content. Its world-renowned Instructors coach and motivate Members to be the best version of themselves anytime, anywhere. We provide Members with expert instruction and world class content to create impactful and entertaining workout experiences for anyone, anywhere, and at any stage in their fitness journey. At home, outdoors, traveling, or at the gym, we offer an immersive and personalized experience. With tens-of-thousands of classes available across many fitness modalities, Members can access Peloton content via our hardware or via the Peloton App, on their phone, tablet, or TV, allowing them to workout when, where, and how they want. Founded in 2012 and headquartered in New York City, Peloton continues to scale across the markets in which it operates.

FISCAL 2024 BUSINESS HIGHLIGHTS

We entered Fiscal 2024 with the goal of restoring growth in the business, stabilize cash flow and refinance our debt. Our business faced growth challenges, so we took the necessary steps to reduce our cost structure to align with the size of our business through a restructuring program announced in May 2024. In Fiscal 2024, we made substantial progress on our key profitability metrics, including significant improvement in our GAAP net loss and a meaningful increase in net cash from operating activities. We delivered two consecutive quarters of positive Free Cash Flow and Adjusted EBITDA, something we had not accomplished since the second quarter of fiscal year 2021. We also completed a holistic refinancing of our balance sheet, accomplishing the goals of deleveraging and extending maturities with more flexible terms at a reasonable cost of capital.

Our Fiscal 2024 results reflect the substantial progress that we made toward stabilizing cash flow and improving profitability, including:

•	2.98 million Ending Paid Connected Fitness Subscriptions as of June 30, 2024, representing a 0.5% year-over-year decrease;
•	Average Net Monthly Paid Connected Fitness Subscription Churn of 1.4%;
•	Revenue of $2,700.5 million, a 3.6% year-over-year decrease;
•	Net cash used in operating activities of ($66.1) million, a $321.5 million improvement year-over-year;
•	Net loss of ($551.9) million; a $709.8 million improvement year-over-year;
•	Free Cash Flow of ($85.8) million, a $384.2 million improvement year-over-year; and
•	Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) of $3.5 million, a $212.0 million improvement year-over-year.

Please refer to Annex A for descriptions and reconciliations for each above non-GAAP financial measure (Free Cash Flow and Adjusted EBITDA) to their most directly comparable GAAP financial measure.

In Fiscal 2025, we will continue to focus on cost efficiencies and managing the business toward profitable growth, while investing in product and content innovation to drive long-term growth. Our goals include to:

•	achieve meaningful Free Cash Flow;
•	realize expected cost savings from the restructuring plan announced in May 2024;
•	achieve sustained positive adjusted EBITDA;
•

launch new product and content offerings, including social features like Private teams, the Strength+ app, personalized workout plans, game-inspired fitness content, and expanded Entertainment options on hardware;

•	continue expanding Peloton for Business;
•	reduce our retail store footprint; and
•	continue improving Member Support and the overall hardware delivery experience.

With a significantly improved cost profile, we believe we’re well positioned to drive Peloton toward meaningful and consistent profitability.

46	|	2024 PROXY STATEMENT

FISCAL 2024 EXECUTIVE COMPENSATION HIGHLIGHTS

Consistent with our performance and compensation objectives, the compensation committee and our Board took the following actions relating to the compensation of our named executive officers for and during Fiscal 2024:

•  Base Salary — The compensation committee reviews the base salaries of our executive officers on an annual basis and considers potential changes based on market data and individual performance and responsibilities, among other factors. In August 2023 the compensation committee determined to maintain the annual base salaries for our Former CEO and our other named executive officers who were employed by us at that time at their Fiscal 2023 levels. In connection with his appointment as our Chief Product Officer in November 2023, the compensation committee approved an annual base salary for Mr. Caldwell of $1,000,000.

•  No Annual Cash Bonus Program — For Fiscal 2024, we continued our historical practice of not maintaining a formal annual cash bonus plan for our executive officers, including our named executive officers. Our executive compensation program includes “fixed” pay in the form of annual base salaries and “variable” pay in the form of long-term incentive compensation in the form of equity awards.

•  Regular Long-Term Equity Awards — We believe providing long-term incentive compensation in the form of equity awards motivates and rewards individual initiative and effort, and the compensation committee designed our Fiscal 2024 executive compensation program so that a meaningful portion of our executive officers’ target annual total direct compensation was both “at-risk” and variable in nature. We view these equity awards as variable and at risk because the ultimate value of these awards is based on our stock price performance over an extended period of time.

During Fiscal 2024, the compensation committee approved “refresh” equity awards for our named executive officers who were employed by us in August 2023 and March 2024, respectively (other than our Former CEO), which awards were granted in two equal installments on September 1, 2023 and March 1, 2024. These equity awards were granted solely in the form of RSU awards.

All equity awards were granted pursuant to the Peloton Interactive, Inc. 2019 Plan. These equity awards were granted to align our named executive officers’ incentives with the long-term interests of the Company and our stockholders and to focus our named executive officers on achieving our financial and strategic objectives. We believe that this approach provided balanced incentives for our executive officers to drive financial performance and further enhanced their focus on long-term growth.

•  New Hire Equity Award for Mr. Caldwell — On November 1, 2023, the compensation committee granted Mr. Caldwell an RSU award with a fair market value of approximately $9,000,000 that may be settled for shares of our Class A common stock in connection with his appointment as our Chief Product Officer. This RSU award vests as to 25% of the total number of units subject to the award on November 1, 2024, with 6.25% of the total number of units subject to the award vesting quarterly thereafter, commencing December 15, 2024, with 100% of the total units subject to the award vested on September 15, 2027, subject to Mr. Caldwell’s provision of services to our Company on each vesting date.

•  Transition Agreement with Mr. Cortese — In connection with the mutual decision of the Company and Mr. Cortese that he would step down from his position as our Chief Product Officer effective October 31, 2023, we entered into a transition agreement dated October 16, 2023 with Mr. Cortese (the “Cortese Transition Agreement”), pursuant to which Mr. Cortese agreed to provide services to the Company from October 31, 2023 through May 16, 2024 (the “Cortese Advisory Period”) to facilitate a smooth and orderly transition of his responsibilities in his role as our Chief Product Officer. Pursuant to the Cortese Transition Agreement, Mr. Cortese continued to be paid his annual base salary through the Cortese Advisory Period, and his outstanding restricted stock awards continued to vest in accordance with their terms. Mr. Cortese’s separation at the conclusion of the Cortese Advisory Period Date was treated as a termination of employment without “cause” under the Peloton Interactive, Inc. Severance and Change in Control Plan (the “Severance Plan”), and generally he was entitled to receive the non-change in control severance payments and benefits as a “Tier 1” participant provided under the Severance Plan, with limited exceptions with respect to his outstanding equity awards. The Cortese Transition Agreement also required that Mr. Cortese agree to be subject to non-competition and non-solicitation covenants for a one-year post-termination period. For a summary of the material terms and conditions of the Cortese Transition Agreement, see “Post-Employment Compensation — Cortese Transition Agreement” below in this CD&A.

•  Transition Agreement with Mr. McCarthy — Mr. McCarthy resigned as a member of our Board effective April 28, 2024 and was removed as our Chief Executive Officer and President, effective May 2, 2024 (the “McCarthy Transition Date”). We entered into a transition agreement dated May 2, 2024 with Mr. McCarthy (the “McCarthy Transition

2024 PROXY STATEMENT	|	47

        EXECUTIVE COMPENSATION

Agreement”), pursuant to which Mr. McCarthy agreed to provide strategic advisory services to the Company from the McCarthy Transition Date through December 31, 2024 (the “McCarthy Advisory Period End Date”) to facilitate a smooth and orderly transition of his responsibilities in his role as our Chief Executive Officer and President. Pursuant to the McCarthy Transition Agreement and contingent on timely execution of a general release of claims in favor of the Company, Mr. McCarthy received $50,000 per month for the first three months of the advisory period and thereafter is to receive $5,000 per month for the remainder of the advisory period. In addition, Mr. McCarthy’s outstanding equity awards continue to vest until the Advisory Period End Date and the related underlying agreements were amended to provide that the applicable equity awards remain exercisable through December 31, 2027. Mr. McCarthy also was granted a stock option with a fair market value of approximately $3,000,000 to purchase shares of the Company’s Class A common stock that vests in equal monthly installments through December 31, 2024, such that the stock option will fully vest on that date and be exercisable through December 31, 2027 (the “Advisor Award”). The initial portion of the Advisor Award was granted on May 8, 2024 and the remaining $728,526 was granted on August 29, 2024 due to an administrative error.

Following his termination of employment (as described in the McCarthy Transition Agreement) and timely execution of a release of claims in favor of the Company as set forth in the McCarthy Transition Agreement, Mr. McCarthy will receive a cash payment in the amount of $1,250,000 and if Mr. McCarthy elects to participate in COBRA coverage, the Company will pay the cost of COBRA premiums for up to 12 months. Mr. McCarthy also received one year of accelerated vesting on all outstanding stock options (other than the Advisor Award), which will remain exercisable until December 31, 2027. For a summary of the material terms and conditions of the McCarthy Transition Agreement, see “Post-Employment Compensation — McCarthy Transition Agreement” below in this CD&A.

•  Compensation Arrangements with Interim Co-CEOs — In connection with their appointments as Interim Co-CEOs, our Board approved the following compensation arrangements for each of Ms. Boone and Mr. Bruzzo:

•  base salary at a monthly rate of $150,000; and

•  the grant of an RSU award with a fair market value of $450,000, which vested in equal monthly increments over a three-month period between May-July 2024.

In October 2024, our Board approved grants of RSU awards with an aggregate fair market value of $450,000 for each of Ms. Boone and Mr. Bruzzo reflecting their service as Interim Co-CEOs between August-October 2024.

Ms. Boone and Mr. Bruzzo will not receive any compensation for their service on our Board while they serve as Interim Co-CEOs.

In establishing these compensation arrangements, our Board took into consideration the requisite experience and skills that would be needed to manage our business on an interim basis as we continue to execute on our Restructuring Plan in a dynamic and volatile environment and identify a qualified individual to serve as our permanent CEO and President in a highly competitive market for executives with the requisite experience, skills, and vision to lead our Company.

RELATIONSHIP BETWEEN PAY AND PERFORMANCE

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. To ensure this balance and to motivate and reward individual initiative and effort, we seek to ensure that our program is designed so that a meaningful portion of our executive officers’ annual target total direct compensation is both “at-risk” and variable in nature. While we do not determine either “variable” or “fixed” pay for each executive officer with reference to a specific percentage of target total direct compensation, consistent with our “pay-for-performance” philosophy, generally, we seek to emphasize variable pay over fixed pay.

Generally, this philosophy is reflected in the target total direct compensation opportunities of our named executive officers. In Fiscal 2024, a substantial majority of the target total direct compensation granted to most of our executive officers consisted of variable pay consisting of long-term incentive compensation in the form of RSU awards that may be settled for shares of our Class A common stock. We view these RSU awards as variable and at-risk because the ultimate value of these awards is based on stock price performance over an extended period of time.

48	|	2024 PROXY STATEMENT

        EXECUTIVE COMPENSATION

These variable pay elements ensured that a substantial majority of most of our named executive officers’ target total direct compensation for Fiscal 2024 was contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below grant levels commensurate with our actual performance.

As we continue to mature as a public company, we believe that the compensation elements provided to all of our executive officers, including our named executive officers, will continue to emphasize “at-risk” and variable pay that should enable us to provide a balanced set of incentives for our executive officers to meet our business objectives and drive long-term growth.

EXECUTIVE COMPENSATION-RELATED POLICIES AND PRACTICES

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO

•

Maintain an Independent Compensation Committee with Independent Compensation Consultant. The compensation committee consists solely of independent directors who establish our compensation practices. The compensation committee consults with an independent compensation consultant on compensation levels and practices.

•

Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on our Company.

•

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our named executive officers’ compensation is “at-risk,” as the value derived from equity awards is variable in nature based on corporate performance, to align the interests of our named executive officers and stockholders.

•	Multi-Year Vesting Requirements. The annual equity awards granted to our named executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

•

“Pay-for-Performance” Philosophy. The majority of our named executive officers’ compensation is directly linked to corporate performance; we also structure their target total direct compensation opportunities with a significant long-term equity element, thereby making a substantial portion of each named executive officer’s target total direct compensation dependent upon our stock price performance. Because the majority of our named executive officers’ compensation is in the form of variable, “at-risk” pay, our named executive officers are incentivized to drive financial performance and further enhance their focus on long-term growth.

•

Clawback Policy. We have adopted a clawback policy that complies with the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq listing standards for compensation recovery policies (the “Clawback Policy”). The Clawback Policy applies to erroneously-awarded incentive compensation (including equity awards) received by current and former executive officers on or after October 2, 2023 in the event that we are required to prepare an accounting restatement that corrects an error in previously issued financial statements due to material noncompliance with any financial reporting requirement under the securities laws. In addition, the Clawback Policy also permits the compensation committee to exercise its discretion to determine whether to recover incentive compensation from a covered executive officer in the event of his or her fraud or intentional misconduct that materially contributed to the need for the restatement as previously provided in the Peloton Interactive, Inc. 2021 Compensation Recoupment and Forfeiture Policy.

2024 PROXY STATEMENT	|	49

        EXECUTIVE COMPENSATION

•

“Double-Trigger” Change in Control Arrangements. Under our Severance Plan, all change in control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company and a qualifying termination of employment before payments and benefits are paid).

•

Maintain an Independent Compensation Committee with Independent Compensation Consultant. The compensation committee consists solely of independent directors who establish our compensation policies and practices. The compensation committee consults with an independent compensation consultant on compensation levels, policies, and practices.

WHAT WE DO NOT DO

•

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any nonqualified deferred compensation plans or arrangements to our named executive officers other than the plans and arrangements that are available to all employees. Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan (the “Section 401(k) Plan”) on the same basis as our other employees.

•	Perquisites. We provide only limited perquisites or other personal benefits to our named executive officers.

•

No Excise Tax Payments on Change in Control Compensation Arrangements. We do not provide any “golden parachute” excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•

No Special Health or Welfare Benefits. We do not provide our named executive officers with any unique or special health or welfare benefit programs. They participate in our broad-based employee programs on the same basis as our other full-time, salaried employees.

•

No Hedging or Pledging of our Equity Securities. Under our Insider Trading Policy, we prohibit our employees, including our named executive officers and the non-employee members of our Board, from pledging Company securities as collateral for a loan, purchasing Company securities on margin, or placing Company securities in a margin account, with a limited exception for transactions previously approved by the Insider Trading Policy administrators and entered into prior to October 2022.

STOCKHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND STOCKHOLDER ENGAGEMENT

Our most recent non-binding stockholder advisory vote on the compensation of our named executive officers (a “Say-On-Pay”) vote was held at our 2021 Annual Meeting of Stockholders. At that time, 75.2% of the votes cast on our Say-on-Pay proposal were voted in favor of our executive compensation program.

In evaluating our compensation practices in Fiscal 2024, the compensation committee was mindful of the level of support our stockholders expressed for our philosophy and practice of linking executive compensation to stockholder value creation. Our executive compensation program is grounded in a compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our stockholders’ interests. Although we have not made any substantial changes to our executive compensation program since our most recent Say-on-Pay vote, comments received from our stockholders during periodic discussions and otherwise informs our Board’s and the compensation committee’s deliberations as it reviews the incentive structures used in our executive compensation program on an ongoing basis.

We value the opinions of our stockholders. Our Board and the compensation committee consider, and will continue to consider, the outcome of Say-on-Pay votes, as well as any comments received from our stockholders throughout the year, when evaluating our executive compensation program and making compensation decisions for our executive officers, including our named executive officers.

50	|	2024 PROXY STATEMENT

        EXECUTIVE COMPENSATION

Stockholders are invited to express their views to the compensation committee on our executive compensation program as described under “Communication with Directors” in this Proxy Statement. In addition, the Say-on-Pay proposal which is contained in Proposal 3 provides stockholders with an opportunity to communicate their views on our executive compensation program.

At our 2020 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the frequency (commonly known as a “Say-on-Frequency” vote) of future Say-on-Pay votes. Our stockholders expressed a preference for holding future Say-on-Pay votes on a triennial, rather than an annual or biennial, basis. In recognition of this preference and other factors considered, our Board determined that, until the next Say-on-Frequency vote, we will hold triennial Say-on-Pay votes.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

•	Provide market competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executives within the context of responsible cost management;
•	Incentivize executives to model our values of putting Members first, operating with a bias for action, empowering teams of smart creatives, going far together, and being the best place to work;
•	Align the interests and objectives of our executives with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation; and
•	Offer total compensation opportunities to our executives that, while competitive, are internally consistent and fair.

Through Fiscal 2024, the compensation committee structured the annual compensation of our executive officers, including our named executive officers, using two principal elements: base salary and long-term incentive compensation opportunities in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our executive officers and stockholders and to link pay with performance. More specifically, we seek to align our longer-term incentive compensation with the objective of enhancing stockholder value over the long term. We believe the use of equity awards strongly links the interests of our executive officers to the interests of our stockholders.

In addition, our total compensation packages must be competitive with other companies in our industry to ensure that we can continue to attract, motivate, reward, and retain the executive officers who we believe are critical to our success. Keeping this in mind, the compensation committee seeks to accomplish our executive compensation goals while maintaining appropriate levels of internal pay equity, both between our CEOs and our other executive officers, and between our executive officers and other non-executive employees.

To date, the compensation committee has not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

COMPENSATION-SETTING PROCESS

ROLE OF THE COMPENSATION COMMITTEE

The compensation committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers, including our named executive officers. In addition, the compensation committee also makes recommendations to our Board for compensation programs for the non-employee members of our Board.

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        EXECUTIVE COMPENSATION

In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies, and makes decisions that it believes further our philosophy or align with developments in best compensation practices and reviews the performance of our executive officers when making decisions with respect to their compensation.

The compensation committee conducts an evaluation of our executive compensation program each year to determine if any changes are appropriate. In addition, the compensation committee conducts an annual review of the compensation arrangements of our executive officers, including our named executive officers, typically during the first quarter of the fiscal year.

The compensation committee has delegated authority to CEOs and our Chief People Officer to grant a limited number of equity awards (subject to certain conditions and further limited to non-executive equity awards). This delegation of authority assists our Board and compensation committee in administering their duties with respect to the grant of equity awards.

SETTING TARGET TOTAL DIRECT COMPENSATION

The compensation committee reviews the compensation arrangements of our executive officers, including our named executive officers, including base salary levels and long-term incentive compensation opportunities at the beginning of each fiscal year, or more frequently as warranted.

The compensation committee does not rely upon a specific target or benchmark compensation to formulaically set the target total direct compensation of our executive officers, including our named executive officers. In making decisions about the compensation of our executive officers, the members of the compensation committee exercise their own judgment relying primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;
•	our performance as measured against the financial, operational, and strategic objectives established by the compensation committee and our Board;
•

each individual executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;

•

the scope of each executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;

•

the prior performance of each individual executive officer, based on a subjective assessment of their contributions to our overall performance, ability to lead their business unit or function and work as part of a team;

•	the potential of each individual executive officer to contribute to our long-term financial, operational, and strategic objectives;
•	our financial performance relative to our peers;
•

the compensation practices of our compensation peer group and as reflected in selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of executive officer compensation levels based on an analysis of competitive market data;

•	the current economic value of each executive’s unvested equity and the ability of these unvested holdings to satisfy our retention objectives; and
•	the recommendations of our CEOs with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

52	|	2024 PROXY STATEMENT

        EXECUTIVE COMPENSATION

The compensation committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions. In making their decisions, which are subjective in nature, the members of the compensation committee consider all of this information in view of their individual experience, knowledge of our company, knowledge of the competitive market, knowledge of each executive officer, and business judgment.

The compensation committee does not use benchmarking in a formulaic manner against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers. Instead, in making its determinations, with the assistance of its independent compensation consultant, the compensation committee reviews surveys and other publicly available information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment to gain a general understanding of market compensation levels.

ROLE OF MANAGEMENT

In discharging its responsibilities, the compensation committee works with members of our management, including our CEOs. Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The compensation committee solicits and reviews our CEOs’ proposals with respect to program structures, as well as their recommendations for adjustments to annual cash compensation, long-term incentive compensation, and other compensation-related matters for our executive officers, including our named executive officers (except with respect to his or her own compensation), based on the CEOs’ evaluation of their performance for the prior fiscal year.

At the beginning of each fiscal year, our CEOs review the performance of our other executive officers based on such individual’s level of success in accomplishing the business objectives established for them for the prior fiscal year and their overall performance during that year, and then share these evaluations with, and make recommendations to, the compensation committee for each element of compensation as described above. The annual individual business objectives for each executive officer are developed through mutual discussion and agreement between our CEOs and the executive officers and are reviewed with our Board.

The compensation committee reviews and discusses our CEOs’ proposals and recommendations and considers them as one factor in determining and approving the compensation of our executive officers. Our CEOs also attend meetings of the compensation committee at which executive compensation matters are addressed, except with respect to discussions involving their own compensation.

COMPENSATION CONSULTANT

Pursuant to its charter, the compensation committee has the authority to engage external advisors, including compensation consultants, legal counsel, and other advisors to assist it in discharging the responsibilities of our Board relating to the compensation of our executive officers, including our named executive officers. In Fiscal 2024, the compensation committee continued to engage Compensia, a national compensation consultant, to advise on various executive and director compensation-related matters, which included providing information, analysis, and other advice during Fiscal 2024, including assistance with the development of a modified compensation peer group.

Other than advising the compensation committee, neither Compensia nor any of its affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee has considered the independence of Compensia, consistent with the requirements of Nasdaq, and has determined that Compensia is independent. Further, pursuant to SEC rules and the Nasdaq listing standards, the compensation committee conducted a conflicts of interest assessment and determined there was no conflict of interest resulting from the services Compensia provided in Fiscal 2024. During Fiscal 2024, Compensia did not provide any services to us other than as described below and described under “Non-Employee Director Compensation” above, regarding executive and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

2024 PROXY STATEMENT	|	53

        EXECUTIVE COMPENSATION

During Fiscal 2024, Compensia worked with the compensation committee as requested and provided various services, including the following:

•	the review, analysis, and updating of our compensation peer group;
•

the review and analysis of the base salary levels and long-term incentive compensation opportunities of our executive officers, including our named executive officers, against competitive market data based on the companies in our compensation peer group and in selected broad-based compensation surveys;

•	an update on regulatory developments and market trends;
•	an analysis of competitive market data for the interim CEO position, which was based on compensation peer group data;
•	the review and analysis of incentive compensation program design considerations;
•	the review and analysis of the Company’s equity incentive compensation plan and the projected funding requirements for such plan;
•	the review of the Company’s initial pay-versus-performance disclosure; and
•	the review and assessment of the risk profile of our compensation programs.

COMPETITIVE POSITIONING FOR FISCAL 2024

As part of the Compensation Committee’s annual review and determination of our compensation peer group, Compensia developed an updated compensation peer group in June 2023 consisting of technology companies that were similar to us in terms of revenue, market capitalization, and industry focus to prepare a competitive market analysis of our executive compensation program. Subsequently, this compensation peer group was used by Compensia to prepare its competitive market analysis. This analysis was made available to the compensation committee for purposes of making decisions in August 2023 about the Fiscal 2024 compensation of our executive officers, including our named executive officers, and again in January and February 2024 for purposes of making decisions about additional grants of equity awards to our executive officers, including our named executive officers.

In evaluating and updating the companies comprising the compensation peer group, Compensia, our compensation consultant, considered the following primary criteria:

•	companies with a primary focus on technology companies with a strong consumer orientation and/or subscription model, with a secondary focus on consumer/entertainment companies;
•	companies with similar revenues – within a range of approximately $1 billion to approximately 2.0x of our Fiscal 2023 revenues of approximately $2.8 billion; and
•	companies with similar market capitalizations – within a range of approximately 0.3x to approximately 3.0x our 30-day average market capitalization of $4.7 billion as of March 2, 2023.

After a review of the peer group companies, the compensation committee elected to make the following changes to our compensation peer group for Fiscal 2024 due primarily to changing revenue and market capitalization ranges:

•	Added: Affirm Holdings and Box
•	Removed: Nutanix, Twitter, and Zendesk

The companies comprising the Fiscal 2024 compensation peer group are as follows:

AFFIRM HOLDINGS	IAC	SPLUNK
BOX	MATCH GROUP	TAKE-TWO INTERACTIVE SOFTWARE
DOCUSIGN	OKTA	TWILIO
DOORDASH	PINTEREST	ZILLOW GROUP
DROPBOX	RINGCENTRAL	ZOOM VIDEO COMMUNICATIONS
ELECTRONIC ARTS	ROKU
GODADDY	SONOS

54	|	2024 PROXY STATEMENT

        EXECUTIVE COMPENSATION

The compensation committee used data drawn from the companies in our compensation peer group, as well as data from a custom data cut of participating peer group companies drawn from the Radford Global Compensation Database and a sample of other technology companies similar to our Company in size and industry focus and a broad survey cut covering U.S.-based technology companies with revenue between $3 billion and $5 billion and all U.S.-based companies from the Radford Global Compensation Database where insufficient data was reported in the custom peer survey, to evaluate and analyze the competitive market when determining the total direct compensation of our executive officers, including our named executive officers, including base salary and long-term incentive compensation opportunities in the form of equity awards.

The compensation committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. The compensation committee reviews our compensation peer group annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

COMPENSATION ELEMENTS

The principal elements of our Fiscal 2024 executive compensation program are described in detail below. The compensation committee considers the factors described under “Compensation-Setting Process–Setting Target Total Direct Compensation” above to determine the form and amount of each element of compensation for our former CEO, our current Interim Co-CEOs and Co-Presidents, and our other executive officers, including our other named executive officers.

BASE SALARY

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly talented individuals and motivate top-tier performance through individual contributions. Generally, we use base salary to provide each executive officer, including each named executive officer, with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests.

In August 2023, the compensation committee determined to maintain the annual base salaries of each of our named executive officers at their Fiscal 2023 level. The annual base salaries of our named executive officers for Fiscal 2023 and, in the case of Mses. Coddington and Cotter and Mr. Rendich, Fiscal 2024, as of the fiscal year end, were as follows:

NAMED EXECUTIVE OFFICER	FISCAL 2023 BASE SALARY	FISCAL 2024 BASE SALARY

MR. MCCARTHY	$1,250,000	$1,250,000

MS. CODDINGTON	$1,000,000	$1,000,000

MR. CORTESE	$1,000,000	$1,000,000

MS. COTTER	$1,000,000	$1,000,000

MR. RENDICH	$1,000,000	$1,000,000

In connection with his appointment as our Chief Product Officer in November 2023, the compensation committee approved an annual base salary for Mr. Caldwell of $1,000,000.

In connection with their appointments as our Interim Co-CEOs and Co-Presidents in May 2024, the compensation committee approved monthly base salaries for Ms. Boone and Mr. Bruzzo of $150,000.

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        EXECUTIVE COMPENSATION

The actual base salaries paid to our named executive officers with respect to Fiscal 2024 are set forth in the “Fiscal 2024 Summary Compensation Table” below.

SHORT-TERM INCENTIVE COMPENSATION

In July 2021, the compensation committee decided to eliminate a formal annual cash bonus plan for our executive officers, including our named executive officers, beginning in Fiscal 2022. Instead, the compensation committee has designed our compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers and key employees with the goal of promoting the interests of our stockholders solely by using “fixed” pay in the form of base salaries and “variable” pay in the form of long-term equity awards.

LONG-TERM INCENTIVE COMPENSATION

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. In Fiscal 2024, we granted the following types of equity awards to our named executive officers:

•

Regular “refresh” equity awards (the “Refresh Grants”). The Refresh Grants were part of our regular practice of splitting annual equity awards for each fiscal year into two separate grants, the total value of which is intended to align with competitive market compensation. The Refresh Grants are awarded to incentivize and reward our executive officers, including our named executive officers, for long-term corporate growth based on the value of our Class A common stock and, thereby, to align their interests with the interests of our stockholders.

•

A new hire equity award granted to Mr. Caldwell in connection with his appointment as our Chief Product Officer, the details of which are described further below under the heading “New Hire Equity Award for Mr. Caldwell.”

•

Equity awards granted to Ms. Boone and Mr. Bruzzo in connection with their appointment as our Interim Co-CEOs, the details of which are described further below under the heading “Equity Awards for Ms. Boone and Mr. Bruzzo.”

Our Former CEO did not receive any equity award grants in Fiscal 2024 in his role as our CEO.

The realized value of each of these equity awards bears a direct relationship to our stock price, and, therefore, the compensation committee believes these awards are an incentive for our executive officers to create value for our stockholders over, in most cases, a multi-year period. Equity awards also help us retain our executive officers in a highly competitive market.

To date, the compensation committee has not applied a rigid formula in determining the size of these equity awards. The compensation committee determines the amount of the equity award for each executive officer, including each named executive officer, after taking into consideration an analysis of market compensation data from the companies in our compensation peer group, the amount of equity compensation held by him or her at the time of grant (including the current economic value of his or her unvested equity and the ability of these unvested holdings to satisfy our retention objectives), if applicable, our contemplated equity budget and potential award ranges for our employees, including our executive officers, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, the recommendations of our CEOs (except with respect to his or her own equity awards, if any), and the other relevant factors described in “Compensation-Setting Process–Setting Target Total Direct Compensation” above.

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The equity awards the compensation committee granted to our named executive officers during Fiscal 2024 were as follows:

September 2023 Equity Awards

Effective September 1, 2023, the compensation committee approved the grant to our executive officers, including our named executive officers who were employed by us in September 2023 (other than our Former CEO), of the first Fiscal 2024 bi-annual Refresh Grants in the form of RSU awards. Our Former CEO was not granted a Fiscal 2024 bi-annual Refresh Grant as his February 2022 equity awards were intended to be granted in lieu of any additional compensatory equity awards through approximately February 2026. The number of RSUs subject to each award was based on the immediately preceding 15-day volume weighted average price of our Class A common stock. The table set forth below indicates, for each of our named executive officers (other than our Former CEO), the value of his or her first Fiscal 2024 bi-annual Refresh Grant (each computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”)):

NAMED EXECUTIVE OFFICER	RSU AWARD (GRANT DATE FAIR VALUE) ($)	RSU AWARD (NUMBER OF UNITS) (#)

MS. CODDINGTON	$5,240,000	800,000

MR. CORTESE	$4,716,000	720,000

MS. COTTER	$4,716,000	720,000

MR. RENDICH	$4,716,000	720,000

These Refresh Grants vest over a four-year period, with 1/16th of the total number of units subject to the equity award vesting quarterly commencing on November 15, 2023, with 100% of the total units vested on August 15, 2027, in each case, for so long as the named executive officer continues to provide services to us or any of our subsidiaries on such date. For purposes of these Refresh Grants, the first quarterly vesting dates occur on each of February 15th, May 15th, August 15th, and November 15th. Upon vesting, the equity awards may be settled by issuing the number of shares of our Class A common stock that equal the number of units that have vested.

March 2024 Equity Awards

Effective March 1, 2024, the compensation committee approved the grant to our executive officers, including our named executive officers who were employed by us in March 2024 (other than our Former CEO), of the second Fiscal 2024 bi-annual Refresh Grants in the form of RSU awards. The number of RSUs subject to each award was based on the immediately preceding 15-day volume weighted average price of our Class A common stock. The table set forth below indicates, for each of our named executive officers (other than our Former CEO), the value of his or her Refresh Grant (computed in accordance with FASB ASC Topic 718):

NAMED EXECUTIVE OFFICER	RSU AWARD (GRANT DATE FAIR VALUE) ($)	RSU AWARD (NUMBER OF UNITS) (#)

MS. CODDINGTON	$5,054,949	1,098,902

MS. COTTER	$4,549,451	989,011

MR. RENDICH	$4,549,451	989,011

These Refresh Grants vest over a four-year period, with 1/16th of the total number of units subject to the equity award vesting quarterly commencing on May 15, 2024, with 100% of the total units vested on February 15, 2028, in each case, for so long as the named executive officer continues to provide services to

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us or any of our subsidiaries on such date. For purposes of these Refresh Grants, the first quarterly vesting dates occur on each of February 15th, May 15th, August 15th, and November 15th. Upon vesting, the equity awards may be settled by issuing the number of shares of our Class A common stock that equal the number of units that have vested.

New Hire Equity Award for Mr. Caldwell

In November 2023, in connection with his appointment as our Chief Product Officer, Mr. Caldwell was granted an RSU award with a value equal to approximately $9,000,000 (the “Caldwell RSU Award”). The number of RSUs subject to the Caldwell RSU award was based on the immediately preceding 15-day volume weighted average price of our Class A common stock. The Caldwell RSU Award vests and will be settled over four years, with 1/4th of the units subject to the award vesting on November 1, 2024, the one-year anniversary of the date of grant of the award and thereafter as to 1/16th of the units subject to the award vesting on each quarterly vesting date of such award, subject to Mr. Caldwell’s continuous service to us through each vesting date. For purposes of the Caldwell RSU Award, the quarterly vesting dates are the first trading day on or after each of September 15th, December 15th, March 15th, and June 15th. Upon vesting, the Caldwell RSU award may be settled by issuing the number of shares of our Class A common stock that equal the number of units that have vested.

Equity Awards for Interim Co-CEOs and Co-Presidents

In May 2024, in connection with their appointment as our Interim Co-CEOs, Ms. Boone and Mr. Bruzzo were each granted RSU awards with a value equal to approximately $450,000 (the “Interim Co-CEO RSU Awards”). The number of RSUs subject to the Interim Co-CEO RSU Awards were based on the immediately preceding 15-day volume weighted average price of our Class A common stock. The Interim Co-CEO RSU Awards vested and were settled in equal installments over a three-month period, with 1/3rd of the units subject to each award vesting on May 31, 2024, June 30, 2024, and July 31, 2024, based on each Interim Co-CEO’s continuous service to us through each vesting date. Upon vesting, the Interim Co-CEO RSU Awards were settled by issuing the number of shares of our Class A common stock that equal the number of units that have vested.

The equity awards granted to our named executive officers during Fiscal 2024 are set forth in the “Fiscal 2024 Summary Compensation Table” and the “Fiscal 2024 Grants of Plan-Based Awards Table” below.

FISCAL YEAR 2025 COMPENSATION

PSU AWARDS BEGINNING IN FISCAL 2025

While Fiscal 2024 long-term incentive compensation was tied solely to restricted stock unit (“RSU”) awards, we have decided to move to a mix of RSU awards and PSU awards in Fiscal 2025. These PSU awards will be contingent on Free Cash Flow, a non-GAAP financial metric aligned with Peloton’s stockholders’ interest and internal financial goals. Additionally, we have made the decision to select a new peer benchmark set of companies for Fiscal 2025 that more closely aligns with our current cost structure, market capitalization, and growth profile for compensation purposes.

COMPETITIVE POSITIONING FOR FISCAL 2025

The compensation committee, in consultation with the committee’s independent compensation consultant Compensia, developed a new, go-forward peer group for Fiscal 2025 that consists of relevant software, hardware and content companies that are similar to us in terms of revenue, market capitalization, and industry focus. We believe that the new peer group more closely aligns with our current business practices and growth forecasts and was used to prepare a competitive market analysis of our executive compensation program. An analysis by Compensia of the compensation practices at our new peer group was made available to the compensation committee to inform its decisions in September 2024 regarding Fiscal 2025 compensation of our executive officers, including our named executive officers, which will be

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described in our 2025 proxy statement, as applicable. The go-forward peer group for Fiscal 2025 is distinct from the peer group developed by the compensation committee in 2023 for purposes of making decisions about the Fiscal 2024 compensation of our executive officers, including our named executive officers, as described in this Proxy Statement. For additional detail regarding the peer group for Fiscal 2024, please refer to the “—Competitive Positioning for Fiscal 2024” section of this Proxy Statement, beginning on page 54 above.

In evaluating and updating the companies comprising the compensation peer group for Fiscal 2025, the Compensation Committee, in collaboration with Compensia, considered the following primary criteria:

•	companies with a primary focus on hardware and software and companies with a strong consumer orientation and/or subscription model, with a secondary focus on consumer/entertainment companies;
•	companies with similar revenues – within a range of approximately 0.5x to approximately 2.0x of our Fiscal 2024 revenues of approximately $2.7 billion; and
•

companies with similar market capitalizations – within a range of approximately 0.3x to approximately 3.0x our 30-day average market capitalization of approximately $1.7 billion as of September 13, 2024; and companies with a similar cost model as a percent of revenue.

After a review of the compensation peer group companies, the compensation committee elected to make the following changes to our compensation peer group for Fiscal 2025 due primarily to changing revenue and market capitalization ranges:

•	Added: Alarm.com, Angi, Bumble, Corsair Gaming, Duolingo, fubo TV, Garmin, GoPro and Lyft; and
•	Removed: Affirm Holdings, Box, DoorDash, Electronic Arts, GoDaddy, Okta, RingCentral, Splunk, Take-Two Interactive Software, Twilio and Zoom Video Communications.

The companies comprising the Fiscal 2025 compensation peer group are as follows:

ALARM.COM	DUOLINGO	MATCH GROUP
ANGI	FUBO TV	PINTEREST
BUMBLE	GARMIN	ROKU
CORSAIR GAMING	GO PRO	SONOS
DOCUSIGN	IAC	ZILLOW GROUP
DROPBOX	LYFT

HEALTH AND WELFARE BENEFITS

Our executive officers, including our named executive officers, are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits.

We also maintain a Section 401(k) Plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants may make pre-tax contributions to the Section 401(k) Plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code of 1986, as amended (the “Code”). An employee’s interest in their pre-tax deferrals is 100% vested when contributed. As a tax-qualified retirement plan, contributions to the Section 401(k) Plan are deductible by us when made, and contributions and earnings on those amounts are generally not taxable to the employees until withdrawn or distributed from the plan. In Fiscal 2024, we matched the Section 401(k) Plan contributions for all employees who contributed to the Section 401(k) Plan, including our executive officers. We matched 100% of an employee’s contributions up to a maximum of either the lesser of 4% of eligible compensation or $13,800 in calendar year 2024.

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We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

PERQUISITES AND OTHER PERSONAL BENEFITS

Perquisites and other personal benefits are not a significant component of our executive compensation program. We do not provide significant recurring perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to all our employees, or in limited circumstances that serve a reasonable business purpose. Perquisites may be provided in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, to ensure their safety and security, or for recruitment and retention purposes. Perquisites or other personal benefits are subject to periodic review by the compensation committee.

EMPLOYMENT ARRANGEMENTS

We have entered into written employment offer letters with our Former CEO and each of our other named executive officers.

Each of these employment offer letters provides for “at will” employment (meaning that either we or the named executive officer may terminate the employment relationship at any time without cause) and sets forth the initial compensation arrangements for the named executive officer, including an initial base salary, participation in our employee benefit programs, and, in some instances, a recommendation for an equity award covering shares of our Class A common stock and limited perquisites.

For detailed descriptions of the employment offer letters we maintained with our named executive officers who were serving as our executive officers during Fiscal 2024, see “Offer Letters” below.

POST-EMPLOYMENT COMPENSATION

Each of our named executive officers, with the exception of Ms. Boone and Mr. Bruzzo, our Interim Co-CEOs and Co-Presidents, has entered into a participation agreement under our Severance Plan, which provides certain protections in the event of their involuntary termination of employment under specified circumstances, including following a change in control of our Company. The provisions of the Severance Plan supersede the post-employment compensation provisions contained in our named executive officers’ employment offer letters.

These arrangements provide reasonable compensation to a named executive officer if he or she leaves our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing named executive officer to execute (and not revoke) a general release of claims acceptable to us, and agreeing to be bound by certain restrictive covenants, as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain our named executive officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of our Company.

In determining payment and benefit levels under the various circumstances triggering post-employment compensation provisions under the Severance Plan, the compensation committee has drawn a distinction between (i) voluntary terminations of employment without good reason or terminations of employment for cause and (ii) terminations of employment without cause or voluntary terminations of employment for good reason. Payment in the latter circumstances has been deemed appropriate in view of the benefit described

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in the prior paragraph, as well as the likelihood that the named executive officer’s departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation without good reason because such events often reflect either performance challenges or an affirmative decision by the named executive officer to end his or her relationship without fault by our Company.

All payments and benefits under the Severance Plan in the event of a change in control of our Company are payable only if there is a loss of employment by a named executive officer during the “change in control period” (a so-called “double-trigger” arrangement). Under their employment letters, the “change in control period” for Ms. Coddington includes the 120-day period immediately prior to a “change in control” (as defined in the Severance Plan), in addition to the 12-month period following a change in control of the Company (which period applies to all other participants in the Severance Plan). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change in control of our Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

In the event of a change in control of our Company, to the extent Section 280G or 4999 of the Code is applicable to a named executive officer, such individual is entitled to receive either payment of the full amounts specified in the Severance Plan to which he or she is entitled or payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving the greatest after-tax amount.

We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. The compensation committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our executive officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

In connection with their departures, we entered into transition agreements with Messrs. McCarthy and Cortese, which are described as follows:

McCarthy Transition Agreement

In connection with the change in our Former CEO’s role and responsibilities with our Company, Mr. McCarthy entered into a Transition Agreement (the “McCarthy Transition Agreement”) with our Company, pursuant to which he transitioned to a non-executive advisory role to provide strategic advisory services to our Company from May 2, 2024 through December 31, 2024 (the “McCarthy Advisory Period End Date”) to facilitate a smooth and orderly transition of his responsibilities in his role as our CEO and President of our Company. Until the McCarthy Transition Date and thereafter, Mr. McCarthy agreed, among other things, to assist the Company, its affiliates, and its legal counsel concerning reasonable requests for information about the business of the Company or its affiliates or his involvement and participation therein.

Pursuant to the McCarthy Transition Agreement and contingent on timely execution of a general release of claims in favor of our Company, Mr. McCarthy received $50,000 per month for the first three months of the advisory period and thereafter is to receive $5,000 per month for the remainder of the advisory period. In addition, Mr. McCarthy’s outstanding equity awards will continue to vest until the Advisory Period End Date and the related underlying agreements will be amended to provide that the applicable equity awards will remain exercisable through December 31, 2027. Mr. McCarthy also was granted a stock option with a fair market value of approximately $3,000,000 to purchase shares of the Company’s Class A common stock that vests in equal monthly installments through December 31, 2024, such that the stock option will fully vest on that date and be exercisable through December 31, 2027 (the “Advisor Award”). The initial portion of the award was granted on May 8, 2024 and the remaining $728,526 was granted on August 29, 2024 following the end of Fiscal 2024 due to an administrative error.

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Following his termination of employment (as described in the McCarthy Transition Agreement) and following the timely execution of a release of claims in favor of our Company as set forth in the McCarthy Transition Agreement, Mr. McCarthy will receive a cash payment in the amount of $1,250,000 and if Mr. McCarthy elects to participate in COBRA coverage, the Company will pay the cost of COBRA premiums for up to 12 months. On the McCarthy Advisory Period End Date, Mr. McCarthy also will receive one year of accelerated vesting on all outstanding stock options (other than the Advisor Award), which will remain exercisable until December 31, 2027. The McCarthy Transition Agreement also requires that Mr. McCarthy will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants, for a one-year post-termination period.

Cortese Transition Agreement

In connection with the change in our Former Chief Product Officer’s role and responsibilities with our Company, Mr. Cortese entered into the Cortese Transition Agreement with our Company, pursuant to which he agreed to resign his position as our Chief Product Officer effective October 31, 2023, remain with our Company as an “at will” employee, and transition to a non-executive officer advisory role with our Company through May 16, 2024 (the “Cortese Advisory Period”). During the Cortese Advisory Period, Mr. Cortese agreed to (i) cooperate reasonably with our Company in accomplishing a smooth and orderly transition of his prior responsibilities as Chief Product Officer to other employees of our Company and (ii) not engage in any other employment or consulting services (whether full-time or parttime) with another entity, except as otherwise agreed in advance with our CEOs.

In consideration for his execution of a general release of claims in favor of our Company, and agreement to non-competition and non-solicitation covenants for a one-year post-termination period, Mr. Cortese continued to receive a base salary in the amount of $1,000,000 per year (pro-rated to reflect any partial year of employment), the outstanding RSU awards held by him as of October 31, 2023 continued to vest during the Cortese Advisory Period in accordance with their terms, and continued eligibility to participate in the benefit plans, programs, and arrangements maintained by our Company for the benefit of its similarly situated employees from time to time.

During the Advisory Period, Mr. Cortese agreed to (i) cooperate reasonably with our Company in accomplishing a smooth and orderly transition of his prior responsibilities as Chief Product Officer to other employees of our Company and (ii) not engage in any other employment or consulting services (whether full-time or parttime) with another entity, except as otherwise agreed in advance with our CEOs.

Following his separation for our Company upon the conclusion of the Cortese Advisory Period, Mr. Cortese was eligible to receive the non-change in control severance payments and benefits provided under the Severance Plan to which he was entitled for a termination of employment without “cause” as a “Tier 1” participant (as defined in the Severance Plan).

In addition, Mr. Cortese agreed to forfeit vested and unvested stock options to purchase an aggregate of up to 1,164,159 shares of the Company’s Class A common stock, in each case granted to him after February 2019, and continued to hold stock options to purchase an aggregate of up to 2,228,536 shares of the Company’s Class B common stock, which were fully vested and in each case were granted to him prior to February 2019.

For a summary of the material terms and conditions of the post-employment compensation arrangements we maintained with our named executive officers during Fiscal 2024, as well as an estimate of the potential payments and benefits that certain named executive officers would have been eligible to receive if a hypothetical change in control of our Company or other trigger event had occurred on June 30, 2024, see “Potential Payments Upon Termination or Change in Control” below.

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OTHER COMPENSATION POLICIES

EQUITY AWARD GRANT POLICY

We maintain the following equity award grant policy:

•

In the case of a grant of an equity award to a newly-hired employee, the effective date of the grant, or the grant date, will be the first day of the month (or if such date is not a trading day, on the next trading day) immediately following the date on which the compensation committee approves the grant, or such other date as approved by the compensation committee with the advice of legal counsel. All grants of equity awards are conditioned on the employee being an employee with us on the grant date. In addition, the vesting commencement date for any such new-hire equity award will be the newly-hired employee’s hire date.

•

In the case of an equity award granted for “refresh,” promotion, or other discretionary purposes, the effective date of the grant, or the grant date, will be the first day of the month (or if such date is not a trading day, on the next trading day) immediately following the date on which the compensation committee approves the grant. If such date falls within a trading blackout period, then the grant date will be on the next trading day immediately following the public dissemination of the information giving rise to the blackout period, or such other date as approved by the compensation committee with the advice of legal counsel.

•

The exercise price of any option to purchase shares of our Class A common stock or any stock appreciation right to purchase shares of our Class A common stock will be the closing market price of our Class A common stock on the grant date on the principal national securities exchange on which our Class A common stock is listed or admitted to trade.

The compensation committee approves and grants annual long-term incentive awards at approximately the same time every year, with awards granted effective September 1 and March 1 in Fiscal 2024 and Fiscal 2023. Our long-term incentive compensation does not currently include regular stock option grants; in Fiscal 2024, such compensation consisted solely of RSUs. Outside of the annual grant cycle, we may make RSU, PSU or stock option awards in connection with a new hire package, retention grant or severance package.

Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates.

COMPENSATION RECOVERY (“CLAWBACK”) POLICY

On October 18, 2023, the compensation committee adopted a compensation recovery (“clawback”) policy that complies with the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq listing standards (the “Clawback Policy”). The Clawback Policy applies to erroneously-awarded incentive compensation (including equity awards) received by current and former executive officers on or after October 2, 2023 in the event that we are required to prepare an accounting restatement that corrects an error in previously issued financial statements due to material noncompliance with any financial reporting requirement under the securities laws.

In addition, the Clawback Policy also provides that the compensation committee may, in its discretion, determine to recover incentive compensation from a covered executive officer in the event that his or her fraud or intentional misconduct materially contributed to the need for the financial restatement.

The Clawback Policy is attached as an exhibit to our Annual Report on Form 10-K filed with the SEC on August 22, 2024.

INSIDER TRADING POLICY

We maintain an Insider Trading Policy governing the purchase, sale and other dispositions of our securities by our executive officers, directors, employees, consultants and independent contractors. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the Nasdaq listing standards applicable to us. Our Insider Trading Policy prohibits

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trading while in possession of material nonpublic information and during blackout periods, and provides for preclearance procedures for our executive officers, directors and certain other specified employees, as well as other related policies and procedures, including as described below.

The Insider Trading Policy is attached as an exhibit to our Annual Report on Form 10-K filed with the SEC on August 22, 2024.

Hedging and Pledging Restrictions

Our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our Board from engaging in transactions involving options or other derivative securities on Company securities, such as puts and calls, whether on an exchange or in any other market (provided, however, that such individuals may exercise compensatory equity grants issued by the Company). In addition, our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our Board from engaging in hedging or monetization transactions involving Company securities, such as zero-cost collars and forward sale contracts or contributing our securities to exchange funds that could be interpreted as having the effect of hedging in our securities.

Our Insider Trading Policy also prohibits our employees (including our executive officers) and the non-employee members of our Board from pledging Company securities as collateral for a loan, purchasing Company securities on margin, or placing Company securities in a margin account, with a limited exception for transactions previously approved by the Insider Trading Policy Administrators and entered into prior to October 2022. For additional information, see “Security Ownership of Certain Beneficial Owners and Management” below.

Exchange Act Rule 10b5-1 Sales Plans

Our Insider Trading Policy strongly encourages each of our executive officers, the non-employee members of our Board, and certain other senior level employees who have been designated as having regular access to material nonpublic information about the Company in the normal course of their duties to conduct any open market sales or purchases of our securities only through use of stock trading plans adopted pursuant to Exchange Act Rule 10b5-1 (“Trading Plans”).

Exchange Act Rule 10b5-1 provides a way for Company “insiders” to buy and sell our securities over a designated period by adopting pre-arranged Trading Plans entered into during an open trading window and at a time when they were not aware of material nonpublic information regarding the Company, following a cooling off period that extends to the later of 90 days after adoption or modification of their Trading Plan or two business days after the filing of our Annual Report on Form 10-K or a Quarterly Report on Form 10-Q covering the fiscal quarter in which the Trading Plan was adopted, up to a maximum of 120 days, and their shares of our securities are sold in accordance with the terms of their Trading Plans without regard to whether or not they are in possession of material nonpublic information about the Company at the time of the sale. Under a Trading Plan, a broker executes trades pursuant to parameters established by the executive officer, non-employee member of our Board, or other senior level employee when entering into the plan, without further direction from such insider.

ACCOUNTING FOR STOCK-BASED COMPENSATION

We follow FASB ASC Topic 718, Compensation—Stock Compensation, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all stock-based payments made to our employees and the non-employee members of our Board, including options to purchase shares of our Class A common stock and RSU awards settled for shares of our Class A common stock, based on the grant date “fair value” of these awards. This calculation is performed for financial accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our stock-based compensation awards in our statement of operations over the period that a recipient is required to render services in exchange for the stock option or other award.

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REPORT OF THE COMPENSATION COMMITTEE

This report of the compensation committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporated by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act. Our compensation committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the compensation committee recommended to our Board that the CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

Jay Hoag, Chairperson

Angel L. Mendez

Pamela Thomas-Graham

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FISCAL 2024 SUMMARY COMPENSATION TABLE

The following table provides information concerning compensation to each of our named executive officers for all services rendered in all capacities during the last three or fewer fiscal years during which such individuals were named executive officers.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)		OPTION AWARDS ($)(2)		ALL OTHER COMPENSATION ($)		TOTAL ($)

KAREN BOONE Interim Co-Chief Executive Officer and President	2024	276,923	471,834	(3)	—		448,114	(4)	1,196,870

CHRIS BRUZZO Interim Co-Chief Executive Officer and President	2024	276,923	471,834	(3)	—		874,438	(4)	1,623,195

BARRY MCCARTHY Former Chief Executive Officer and President	2024	1,150,000	—		8,351,910	(8)	13,800	(5)	9,515,710
	2023	1,076,923	—		—		17,708		1,094,631
	2022	357,692	—		167,628,328		87,400		168,073,420

ELIZABETH CODDINGTON Chief Financial Officer	2024	1,000,000	10,294,949		—		13,800	(5)	11,308,749
	2023	1,038,462	—		—		291,942		1,330,404
	2022	19,231	3,435,223		4,500,002		—		7,954,456

JENNIFER COTTER Chief Content Officer	2024	1,000,000	9,265,451		—		12,308	(5)	10,277,758
	2023	947,115	7,894,582		—		41,858		8,883,556

ANDREW RENDICH Chief Supply Chain Officer	2024	1,000,000	9,265,451		—		13,800	(5)	10,279,251

NICK CALDWELL Chief Product Officer	2024	665,385	8,907,408		—		215,933	(6)	9,788,726

THOMAS CORTESE Former Chief Product Officer	2024	880,769	6,164,505		5,380,344	(9)	1,081,119	(7)	13,506,737
	2023	961,539	7,894,582		—		13,060		8,869,180
	2022	580,769	—		13,970,569		18,648		14,569,986

(1)

The amounts in the Salary column represent salary for the applicable year. Salary amounts for Ms. Boone, Mr. Bruzzo, Mr. Caldwell, Mr. McCarthy and Mr. Cortese have been prorated to reflect a partial year of service in Fiscal 2024. For additional information regarding the departures of Messrs. McCarthy and Cortese’s departure in Fiscal 2024, see “Compensation Discussion and Analysis.”

(2)

The amounts reported in the Stock Awards column represent the grant date fair value of the RSU and Stock Option awards granted to our named executive officers during Fiscal 2024 as computed in accordance with FASB Accounting Standards Codification Topic 718, or FASB ASC Topic 718.

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All amounts reported in these columns, including with respect to any incremental fair value, are non-cash amounts. The assumptions used in calculating the grant date fair value of the RSUs and Option award modifications reported in the Stock Awards and Option Awards columns are set forth in Note 15 of the notes to our consolidated financial statements included in our annual report on Form 10-K for the year ended June 30, 2024 filed with the SEC on August 22, 2024. These amounts do not reflect the actual economic value realized by our named executive officers, which will vary depending on the performance of our Class A common stock. For additional information, see “ —Fiscal 2024 Outstanding Equity Awards at Fiscal Year-End Table.”

(3)	The amount reported reflects grants received as interim CEO.

(4)

The amount reported reflects grants received as a member of the Board. On May 2, 2024, Ms. Boone and Mr. Bruzzo were each appointed as an Interim Co-CEO and Co-President and ceased serving as non-employee directors on our Board. In connection with this appointment, each of Ms. Boone and Mr. Bruzzo agreed to forfeit any non-employee director awards that vest during her or his service as an officer of the Company. The grant date fair value of non-employee director awards forfeited in Fiscal 2024 was $45,049 for Ms. Boone and $33,933 for Mr. Bruzzo. Such forfeited amounts are reflected in the reported amount above. See “—Non-Employee Director Compensation” for additional compensation details for each of Ms. Boone and Mr. Bruzzo regarding compensation awarded in connection with their service as non-employee directors.

(5)	The amount reported reflects Section 401(k) Plan matching contributions.

(6)

The amount reported includes: (i) $18,800 for Section 401(k) Plan matching contributions, and (ii) $197,133 for relocation benefits in connection with Mr. Caldwell’s relocation to New York as part of his new hire arrangements, $75,031 of which was a tax gross-up payment by the Company to cover the taxes owed by Mr. Caldwell in connection with the relocation benefit.

(7)

The amount reported includes: (i) $13,631 for Section 401(k) Plan matching contributions, (ii) $1,067,198 for base salary continuation and Company-paid health continuation benefits pursuant to the Severance Plan in accordance with Mr. Cortese’s termination of employment, including tax gross-up payments by the Company to cover the taxes owed by Mr. Cortese in connection with the Company’s provision of paid health continuation benefits in the amount of $34,304, and (iii) $290 in personal charges deemed non-reimbursable.

(8)

Mr. McCarthy received a stock option award with a fair value of $3,000,000 in connection with his termination of employment pursuant to the McCarthy Transition Agreement; the initial portion of the award was granted on May 8, 2024 and the remaining $728,526 was granted on August 29, 2024 following the end of Fiscal 2024 due to an administrative error. The amount reported in the Option Awards column for Mr. McCarthy in Fiscal 2024 reflects $5,351,910 in incremental fair value of award modifications to all of Mr. McCarthy’s outstanding stock options deemed to have occurred in connection with his termination of employment pursuant to the McCarthy Transition Agreement, as computed in accordance with FASB ASC Topic 718, which extended the exercise period of certain stock options though December 31, 2027 and provided for continued vesting of certain stock options. There was no incremental fair value associated with the accelerated vesting of Mr. McCarthy’s options that occurred in connection with his termination of employment.

(9)

The amount reported in the Stock Awards and the Option Awards columns for Mr. Cortese in Fiscal 2024 reflects $1,448,505 in incremental fair value of award modifications to all of Mr. Cortese’s outstanding RSUs and $5,380,344 in incremental fair value of award modifications to all of Mr. Cortese’s outstanding stock options deemed to have occurred in connection with his termination of employment pursuant to the Cortese Transition Agreement, as computed in accordance with FASB ASC Topic 718, which extended the exercise period of certain stock options through May 16, 2027 and provided for continued vesting of certain RSUs and stock options. There was no incremental fair value associated with the accelerated vesting of Mr. Cortese’s RSUs or options that occurred in connection with his termination of employment.

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FISCAL 2024 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information concerning each grant of an award made in Fiscal 2024 for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the Fiscal 2024 Summary Compensation Table.

NAME	TYPE OF AWARD	GRANT DATE	APPROVAL DATE	ALL OTHER STOCK AWARDS: NUMBER OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(2)

KAREN BOONE	RSU (1)(3)	12/7/2023	2/27/2023	57,018	338,687
	RSU(1)(3)	12/7/2023	2/27/2023	18,422	109,427
	RSU(1)(4)	5/16/2024	5/16/2024	121,294	471,834

CHRIS BRUZZO	RSU(1)(5)	12/19/2023	12/18/2023	83,893	536,915
	RSU(1)(3)	12/19/2023	12/18/2023	52,738	337,523
	RSU(1)(4)	5/16/2024	5/16/2024	121,294	471,834

BARRY MCCARTHY	Options(6)(7)	5/8/2024	5/8/2024	922,816	3,000,000
	—(10)	—		—	5,351,910

ELIZABETH CODDINGTON	RSU(1)(8)	9/1/2023	8/28/2023	800,000	5,240,000
	RSU(1)(8)	3/1/2024	3/1/2024	1,098,902	5,054,949

JENNIFER COTTER	RSU(1)(8)	9/1/2023	8/28/2023	720,000	4,716,000
	RSU(1)(8)	3/1/2024	3/1/2024	989,011	4,549,451

ANDREW RENDICH	RSU(1)(8)	9/1/2023	8/28/2023	720,000	4,716,000
	RSU(1)(8)	3/1/2024	3/1/2024	989,011	4,549,451

NICK CALDWELL	RSU(1)(9)	11/1/2023	10/24/2023	1,851,852	8,907,408

THOMAS CORTESE	RSU(1)(8)	9/1/2023	8/28/2023	720,000	4,716,000
	—(11)	—		—	6,828,849

(1)	There are no threshold, target, or maximum equity amounts for performance for the RSUs granted in Fiscal 2024. The RSUs granted in Fiscal 2024 have no exercise price.

(2)

Except as noted, the amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the grant date fair value of the RSUs granted to our named executive officers during Fiscal 2024 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the column are set forth in Note 15 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on August 22, 2024. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by our named executive officers from the RSUs.

(3)

This award relates to service as a non-employee director, and it vests as to 1/4th of the total shares quarterly on each of March 7, 2024, June 7, 2024 and September 7, 2024, with the final 1/4th vesting on the earlier of (i) December 7, 2024 and (ii) the 2024 annual stockholders meeting, in each case subject to continued service. On May 2, 2024, Ms. Boone and Mr. Bruzzo were each appointed as an Interim Co-CEO and Co-President and ceased serving as non-employee directors on our Board. In connection with this appointment, each of Ms. Boone and Mr. Bruzzo agreed to forfeit any non-employee director awards that vest during her or his service as an officer of the Company. The grant date fair value of non-employee director awards forfeited in Fiscal 2024 was $45,049 for Ms. Boone and $33,933 for Mr. Bruzzo. Such forfeited amounts are reflected in the reported amount above. See “—Non-Employee Director Compensation” for additional compensation details for each of Ms. Boone and Mr. Bruzzo regarding compensation awarded in connection with their service as non-employee directors.

(4)

Vests as to 1/3rd of the total shares on each of May 31, 2024, June 30, 2024 and July 31, 2024, in each case subject to continued service. In May 2024, in connection with their appointment as our Interim Co-CEOs, Ms. Boone and Mr. Bruzzo were each granted RSU awards with a value equal to approximately $450,000. The number of RSUs subject to these awards was based on the immediately preceding 15-day volume weighted average price of our Class A common stock. As required by SEC rules, this amount represents the FASB ASC Topic 718 value of Ms. Boone’s and Mr. Bruzzo’s RSU awards. This value is calculated based on the value of our Class A common stock on the actual grant date.

(5)

This award relates to service as a new non-employee director, and it vests 1/3rd per year of the total number of shares on each annual anniversary of December 19, 2023, in each case subject to continued service. On May 2, 2024, Mr. Bruzzo was appointed as

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an Interim Co-CEO and Co-President and ceased serving as non-employee director on our Board. In connection with his appointment, Mr. Bruzzo agreed to forfeit any non-employee director awards that vest during his service as an officer of the Company. See “—Non-Employee Director Compensation” for additional compensation details for Mr. Bruzzo regarding compensation awarded in connection with his service as a non-employee director.

(6)	Vests as to 1/8th of the total shares at the end of each month commencing May 31, 2024 and ending December 31, 2024.

(7)

Mr. McCarthy received a stock option award with a fair value of $3 million in connection with his termination of employment pursuant to the McCarthy Transition Agreement; the initial portion of the award was granted on May 8, 2024 and the remaining $728,526 was granted on August 29, 2024 following the end of Fiscal 2024 due to an administrative error.

(8)

Vests quarterly at the rate of 1/16th of the shares of our Class A common stock underlying the RSUs following the vesting commencement date, in each case subject to continued service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(9)

Vests as to 1/4th of the shares of our Class A common stock underlying the RSUs on the 1-year anniversary on November 1, 2024, the one-year anniversary date of the grant of the award, and at the rate of 1/16th of the RSUs quarterly thereafter commencing December 15, 2024, in each case subject to continued service. The RSU awards are subject to acceleration upon certain events described in “—Potential Payments upon Termination or Change in Control.” Mr. Caldwell’s offer letter provided that he would be granted an equity award valued at $9,000,000 on the date of grant. As part of our customary practice, the number of RSUs subject to this award was calculated based on the 15-day volume weighted average price of our Class A common stock preceding the effective date of the award (November 1, 2023). As required by SEC rules, this amount represents the FASB ASC Topic 718 value of Mr. Caldwell’s RSU award. This value is calculated based on the value of our Class A common stock on the actual grant date.

(10)

The amount reported in the Stock Awards and the Option Awards columns for Mr. McCarthy in Fiscal 2024 reflects $5,351,910 in incremental fair value of award modifications to all of Mr. McCarthy’s outstanding stock options deemed to have occurred in connection with his termination of employment pursuant to the McCarthy Transition Agreement, as computed in accordance with FASB ASC Topic 718, which extended the exercise period of certain stock options though December 31, 2027 and provided for continued vesting of certain stock options. There was no incremental fair value associated with the accelerated vesting of Mr. McCarthy’s options that occurred in connection with his termination of employment.

(11)

The amount reported in the Stock Awards and the Option Awards columns for Mr. Cortese in Fiscal 2024 reflects $1,448,505 in incremental fair value of award modifications to all of Mr. Cortese’s outstanding RSUs and $5,380,344 in incremental fair value of award modifications to all of Mr. Cortese’s outstanding stock options deemed to have occurred in connection with his termination of employment pursuant to the Cortese Transition Agreement, as computed in accordance with FASB ASC Topic 718, which extended the exercise period of certain stock options through May 16, 2027 and provided for continued vesting of certain RSUs and stock options. There was no incremental fair value associated with the accelerated vesting of Mr. Cortese’s RSUs or options that occurred in connection with his termination of employment.

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FISCAL 2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table presents, for each of the named executive officers, information regarding outstanding Option and RSU awards held as of June 30, 2024.

			OPTION AWARDS(1)				STOCK AWARDS(1)

NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)

KAREN BOONE	4/25/2019	(3)	450,000	—	8.82	1/16/2029	—	—
	12/7/2021	(3)	15,438	—	41.78	12/6/2031	—	—
	12/9/2020	(3)	5,698	—	110.79	12/8/2030	—	—
	3/1/2021	(3)	1,183	—	123.81	2/28/2031	—	—
	12/7/2023	(4)	—	—	—	—	37,720	127,494
	5/16/2024	(5)	—	—	—	—	40,431	136,657

CHRIS BRUZZO	12/19/2023	(6)	—	—	—	—	83,893	283,558
	12/19/2023	(4)	—	—	—	—	26,369	89,127
	5/16/2024	(5)	—	—	—	—	40,431	136,657

BARRY MCCARTHY	2/9/2022	(7)	4,666,667	3,333,333	38.77	2/8/2032	—	—
	5/8/2024	(8)	230,704	692,112	3.94	12/31/2027	—	—

ELIZABETH CODDINGTON	6/13/2022	(9)	319,350	319,349	9.84	6/12/2032	—	—
	6/13/2022	(9)	—	—	—	—	174,554	589,993
	9/1/2023	(10)	—	—	—	—	650,000	2,197,000
	3/1/2024	(10)	—	—	—	—	1,030,221	3,482,147

JENNIFER COTTER	6/13/2019	(3)	159,604	—	14.59	6/13/2029	—	—
	2/28/2020	(3)	184,000	—	26.69	2/27/2030	—	—
	9/16/2020	(10)	75,102	5,007	82.59	9/15/2030	—	—
	9/1/2021	(10)	23,209	10,550	100.04	8/31/2031	—	—
	9/1/2021	(10)	8,431	766	100.04	8/31/2031	—	—
	3/1/2021	(10)	41,038	9,470	123.81	2/28/2031	—	—
	9/1/2021	(10)	—	—	—	—	4,326	14,622
	3/1/2022	(10)	—	—	—	—	32,255	109,022
	3/1/2022	(10)	—	—	—	—	32,255	109,022
	9/1/2022	(10)	—	—	—	—	141,569	478,503
	9/1/2022	(10)	—	—	—	—	126,185	426,505
	3/1/2023	(10)	—	—	—	—	162,981	550,876
	9/1/2023	(10)	—	—	—	—	585,000	1,977,300
	3/1/2024	(10)	—	—	—	—	927,198	3,133,929

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			OPTION AWARDS(1)				STOCK AWARDS(1)

NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)

ANDREW RENDICH	5/2/2022	(9)	103,214	103,214	18.73	5/1/2032	—	—
	5/2/2022	(9)	—	—	—	—	63,716	215,360
	9/1/2022	(10)	—	—	—	—	129,772	438,629
	9/1/2022	(10)	—	—	—	—	146,146	493,973
	3/1/2023	(10)	—	—	—	—	134,756	455,475
	9/1/2023	(10)	—	—	—	—	585,000	1,977,300
	3/1/2024	(10)	—	—	—	—	927,198	3,133,929

NICK CALDWELL	11/1/2023	(9)	—	—	—	—	1,851,852	6,259,260

THOMAS CORTESE	10/13/2017	(3)	200,000	—	2.89	5/16/2027	—	—
	4/2/2018	(3)	400,000	—	3.28	5/16/2027	—	—
	1/17/2019	(3)	1,500,000	—	8.82	5/16/2027	—	—

(1)

The outstanding Option and RSU awards granted on or after February 28, 2020, were granted under the 2019 Plan and are for shares of Class A common stock. All other outstanding Option awards were granted under the 2015 Plan and are for shares of Class B common stock.

(2)	Market value based on $3.38 per share, which was the closing market price of our Class A common stock on June 28, 2024.

(3)	The Option is 100% vested and exercisable.

(4)

Vests as to 1/4th of the total shares of our Class A common stock quarterly on each of March 7, 2024, June 7, 2024 and September 7, 2024, with the final 1/4th vesting on the earlier of (i) December 7, 2024 and (ii) the 2024 annual stockholders meeting, in each case subject to continued service. On May 2, 2024, Ms. Boone and Mr. Bruzzo were each appointed as an Interim Co-CEO and Co-President and ceased serving as non-employee directors on our Board. In connection with this appointment, each of Ms. Boone and Mr. Bruzzo agreed to forfeit any non-employee director awards that vest during her or his service as an officer of the Company. The grant date fair value of non-employee director awards forfeited in Fiscal 2024 was $45,049 for Ms. Boone and $33,933 for Mr. Bruzzo. Such forfeited amounts are reflected in the reported amount above. See “—Non-Employee Director Compensation” for additional compensation details for each of Ms. Boone and Mr. Bruzzo regarding compensation awarded in connection with their service as non-employee directors.

(5)	Vests as to one-third of the total shares of our Class A common stock on each of May 31, 2024, June 30, 2024 and July 31, 2024, in each case subject to continued service.

(6)	Vests one-third per year of the total shares of our Class A common stock on each annual anniversary of December 19, 2023, in each case subject to continued service.

(7)	Vests monthly at the rate of 1/48th of our Class A common stock underlying the Option award following the grant date, in each case subject to continued service.

(8)

Vests monthly at the rate of 1/8th of the total shares of our Class A common stock underlying the Option award following the grant date, commencing May 31, 2024 and ending December 31, 2024, in each case subject to continued service.

(9)

Vests with respect to 1/4th of our Class A common stock underlying the Option or RSU award on the one-year anniversary of the grant date, and as to 1/16th of our Class A common stock underlying the Option or RSU award quarterly thereafter, in each case subject to continued service. The Option and RSU awards are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(10)

Vests quarterly at the rate of 1/16th of our Class A common stock underlying the Option or RSU award following the grant date, in each case subject to continued service. The Option and RSU awards are subject to acceleration upon certain events as described in “ —Potential Payments upon Termination or Change in Control.”

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FISCAL 2024 STOCK OPTION EXERCISES AND STOCK VESTED TABLE

The following table presents, for each of our named executive officers, information regarding shares of our common stock acquired upon the exercise of Option awards, and shares of common stock subject to RSU awards that vested, in each case during fiscal year ended June 30, 2024.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)(2)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(3)

KAREN BOONE	—	—	129,465	522,805

CHRIS BRUZZO	—	—	101,930	372,273

BARRY MCCARTHY	—	—	—	—

ELIZABETH CODDINGTON	—	—	305,958	1,414,117

JENNIFER COTTER	—	—	415,403	2,082,571

ANDREW RENDICH	—	—	400,304	2,000,541

NICK CALDWELL	—	—	—	—

THOMAS CORTESE	128,536	391,071	671,535	3,005,595

(1)

These values assume that the fair market value of the Class B common stock underlying certain of the Option awards, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.

(2)

The aggregate value realized upon the exercise of an Option award represents the difference between the aggregate market price of the shares of our Class B common stock, assumed to be equal to our Class A common stock as described in footnote (1) above, on the date of exercise and the aggregate exercise price of the stock option. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

(3)

The aggregate value realized upon the vesting of a RSU award is the closing price on the vesting date. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

OFFER LETTERS

The following is a description of the offer letters or employment agreements we have entered into with our named executive officers. All of our named executive officers are employed on an at-will basis, with no fixed term of employment. Each of our named executive officers will receive, or have received, benefits upon certain qualifying terminations of employment as described in the section titled “—Potential Payments upon Termination or Change in Control.”

BARRY MCCARTHY

Prior to his ceasing to serve as our CEO and President in May 2024, Mr. McCarthy was party to an offer letter with us dated February 7, 2022. Mr. McCarthy was an at-will employee. Mr. McCarthy’s annual base salary during Fiscal 2024 was $1,250,000.

In connection with Mr. McCarthy’s separation from the Company, he entered into a Transition Agreement with us as described in the section titled “—Potential Payments upon Termination or Change in Control.” Pursuant to the McCarthy Transition Agreement and contingent on timely execution of a general release of claims in favor of the Company, Mr. McCarthy received $50,000 per month for the first three months of the advisory period and thereafter is to receive $5,000 per month for the remainder of the advisory period. Following his termination of employment (as described in the McCarthy Transition Agreement) and following timely execution of a release of claims in favor of our Company as set forth in the McCarthy

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Transition Agreement, Mr. McCarthy will also receive a cash payment in the amount of $1,250,000 and if Mr. McCarthy elects to participate in COBRA coverage, the Company will pay the cost of COBRA premiums for up to 12 months.

ELIZABETH CODDINGTON

Ms. Coddington, our CFO, is a party to an offer letter with us dated June 6, 2022. Ms. Coddington is an at-will employee.

Ms. Coddington’s annual base salary as of June 30, 2024 was $1,000,000.

Ms. Coddington’s offer letter provides for: (i) an equity award of our Class A common stock valued at $9,000,000 on the date of grant, which Ms. Coddington elected pursuant to our Equity Choice Program to receive in the form of both an Option award and RSU award, each valued at $4,500,000, (ii) up to $150,000 reimbursement in connection with relocation expenses, and (iii) up to $1,000 reimbursement of reasonable legal costs in connection with negotiating her offer letter and related agreements.

Ms. Coddington’s offer letter provides that she is eligible to participate in our Severance Plan as a Tier 1 Participant; provided that the applicable period during which Ms. Coddington is eligible for enhanced severance pursuant to the Severance Plan will include the 120-day period immediately prior to a change in control in addition to the 12-month period following a change in control.

NICK CALDWELL

Mr. Caldwell, our Chief Product Officer, is a party to an offer letter with us dated September 18, 2023. Mr. Caldwell is an at-will employee. Mr. Caldwell’s annual base salary as of June 30, 2024 was $1,000,000. Mr. Caldwell’s offer letter provides (i) up to $150,000 reimbursement in connection with relocation expenses, and (ii) an equity award of our Class A common stock valued at $9,000,000 on the date of grant, which Mr. Caldwell elected pursuant to our Equity Choice Program to receive in the form of an RSU award.

Mr. Caldwell’s offer letter provides that he is eligible to participate in our Severance Plan as a Tier 1 Participant.

THOMAS CORTESE

Mr. Cortese, our former Chief Product Officer, was a party to an offer letter with us dated February 6, 2017. Mr. Cortese was an at-will employee. Prior to his departure in October 2023, Mr. Cortese’s annual base salary was $1,000,000.

On October 16, 2023, Mr. Cortese entered into a transition agreement with us as described in the section titled “—Potential Payments upon Termination or Change in Control.”

JENNIFER COTTER

Ms. Cotter, our Chief Content Officer, is a party to an offer letter with us dated April 26, 2019. Ms. Cotter is an at-will employee.

Ms. Cotter’s annual base salary as of June 30, 2024 was $1,000,000.

ANDY RENDICH

Mr. Rendich, our Chief Supply Chain Officer, is a party to an offer letter with us dated March 7, 2022. Mr. Rendich is an at-will employee. Mr. Rendich’s annual base salary as of June 30, 2024 was $1,000,000. Mr. Rendich’s offer letter provides (i) up to $100,000 reimbursement in connection with relocation expenses, and (ii) an equity award of our Class A common stock valued at $5,500,000 on the date of grant, which Mr. Rendich elected pursuant to our Equity Choice Program to receive in the form of both an Option award and RSU award, each valued at $2,500,000.

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        EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Severance Plan

Each of our officers, including our named executive officers, is (or was, while being employed) also a participant in our Severance Plan. Pursuant to the Severance Plan and their respective participation agreements, if any of our named executive officers is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), they will be entitled to receive a cash amount, equal to the sum of (i) 1 times their annual base salary, (ii) the target bonus for the fiscal year in which the termination occurs (if applicable), pro-rated to reflect the partial year of service and (iii) any annual bonus earned for our prior fiscal year (if applicable) to the extent not yet paid. All of these amounts will be paid in 12 monthly installments beginning within the 60-day period following their termination date. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that the named executive officer and his or her covered dependents become eligible for coverage under another employer’s plans. In addition, each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and exercisable, as applicable, with respect to that number of shares that would have vested in the 12-month period following such termination had they remained employed during that period. After giving effect to the foregoing acceleration, each vested Option then held by the named executive officer will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such Option.

In the event that the named executive officer is terminated without “cause” or resigns for “good reason” during the “change in control period” (as defined in the Severance Plan and described below), then in lieu of the foregoing, they will be entitled to receive a cash amount, equal to (i) 1.5 times their annual base salary, (ii) their target bonus for the fiscal year in which the termination occurs (if applicable) and (iii) any annual bonus earned for our prior fiscal year (if applicable) to the extent not yet paid. All of these amounts will be paid in a single lump sum within 60 days following their termination date. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period of up to 18 months following the termination date. In addition, each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and, as applicable, exercisable in full, and any vested Option held by the named executive officer after giving effect to the foregoing acceleration will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such Option.

For all of our named executive officers, the “change in control period” includes the 12-month period following a “change in control” (as defined in the Severance Plan); for Ms. Coddington, pursuant to her offer letter, it also includes the 120-day period immediately prior to the “change in control.”

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us, and their agreement to certain non-compete, non-solicitation and non-disparagement covenants and compliance with certain other provisions set forth in their offer letter or employment agreement and in the Severance Plan. The terms of the Severance Plan supersede all prior agreements with our named executive officers, including their respective individual offer letters and employment agreements, with respect to any severance payments and benefits, equity acceleration or post-termination exercise periods to which any such named executive officers may be entitled upon a termination of service or change in control of us.

Separation Arrangements with Named Executive Officers

During Fiscal 2024 we entered into the following arrangements with our named executive officers in connection with their termination of employment.

BARRY MCCARTHY

In connection with his ceasing to serve as our CEO and President and his transition to an advisory role effective May 2, 2024, and his planned termination of employment on December 31, 2024, Mr. McCarthy

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        EXECUTIVE COMPENSATION

received or will receive the payments and benefits outlined below. These payments represent a departure from the Severance Plan. Mr. McCarthy received or will receive:

•	$50,000 per month for the first three months of the Advisory Period (as defined in the McCarthy Transition Agreement) and $5,000 per month thereafter for the remainder of the Advisory Period;
•	a stock option award with a fair value of $3 million to purchase shares of Class A common stock that vests in equal monthly increments through December 31, 2024 (the “Advisor Award”);
•

a cash payment in the amount of $1,250,000, payable after Mr. McCarthy’s planned termination of employment on December 31, 2024. Mr. McCarthy also received one year of accelerated vesting on all outstanding stock options (other than the Advisor Award), which will remain exercisable until December 31, 2027;

•

if Mr. McCarthy elects to participate in COBRA coverage, payment of Mr. McCarthy’s COBRA premiums for him and his covered dependents through the earlier of the twelve-month anniversary of his separation date and the date that he and his covered dependents become eligible for coverage under another employer’s plans; and

•

accelerated vesting of each outstanding and unvested equity award held by him as of his separation date (other than the Advisor Award) and continued exercisability of such awards until December 31, 2027.

In connection with his departure, in addition to agreeing to be bound by the restrictive covenants set forth in his termination agreement.

THOMAS CORTESE

In connection with his separation from the Company as our Chief Product Officer, we entered into the Cortese Transition Agreement, pursuant to which, effective October 31, 2023 (the “Transition Date”), Mr. Cortese transitioned to the non-executive officer role of Advisor and he continued to provide services to the Company in this role through May 16, 2024 (the “Advisory Period End Date”). Pursuant to the Cortese Transition Agreement, during the advisory period, Mr. Cortese continued to receive his annual base salary and his outstanding RSU awards continued to vest in accordance with their terms. Additionally, as of the Transition Date, Mr. Cortese forfeited his vested and unvested stock options that were granted to him after February 2019 (which cover an aggregate of 1,164,159 shares of the Company’s Class A common stock) and retained his stock options that were granted to him prior to February 2019 (which cover an aggregate of 2,228,536 shares of the Company’s Class B common stock, all of which are fully vested).

Upon his separation from the Company on the Advisory Period End Date, Mr. Cortese received the payments and benefits outlined below. These payments and benefits were subject to Mr. Cortese’s execution of a release of claims and continued compliance with restrictive covenants:

•	a cash payment in the amount of $1,000,000;
•	a lump sum cash payment equal to the cost of twelve months of healthcare coverage premiums for him and his covered dependents;
•

accelerated vesting of each outstanding and unvested RSU award held by him as of his separation date with respect to that number of shares of our common stock that would have vested through the twelve-month anniversary of his separation date; and

•	with respect to each vested Option, continued exercisability of such Option until the earlier of the original expiration date and May 16, 2027.

These payments and benefits are consistent with the terms and conditions of the Severance Plan, except Mr. Cortese agreed to forfeit certain of his Options (as described above) in exchange for a longer period to exercise his retained options (i.e., three years rather than one year post-separation).

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        EXECUTIVE COMPENSATION

Potential Payments upon Termination or Change in Control Table

The following table provides information concerning the estimated, or, in certain cases as noted, actual payments and benefits that would be provided in the circumstances described above for each of our named executive officers (except as noted). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	UPON QUALIFYING TERMINATION NO CHANGE IN CONTROL				UPON QUALIFYING TERMINATION CHANGE IN CONTROL

NAME(1)	CASH SEVERANCE ($)	CONTINUATION OF MEDICAL BENEFITS ($)(2)	VALUE OF ACCELERATED VESTING ($)(3)	TOTAL ($)	CASH SEVERANCE ($)	CONTINUATION OF MEDICAL BENEFITS ($)(4)	VALUE OF ACCELERATED VESTING ($)(3)	TOTAL ($)

KAREN BOONE	—	—	—	—	—	—	—	—

CHRIS BRUZZO	—	—	—	—	—	—	—	—

BARRY MCCARTHY	1,250,000	50,348	—	1,300,348	—	—	—	—

ELIZABETH CODDINGTON	1,000,000	—	1,899,570	2,899,570	1,500,000	—	6,269,140	7,769,140

JENNIFER COTTER	1,000,000	19,228	2,182,959	3,202,188	1,500,000	28,842	6,799,779	8,328,621

ANDREW RENDICH	1,000,000	31,184	2,131,915	3,163,099	1,500,000	46,775	6,714,667	8,261,443

NICK CALDWELL	1,000,000	8,532	2,738,425	3,746,957	1,500,000	12,798	6,259,260	7,772,058

THOMAS CORTESE	1,000,000	67,198	—	1,067,198	—	—	—	—

(1)

The severance payments and benefits set forth in the table above with respect to Mr. Cortese reflect the severance payments and benefits actually received by Mr. Cortese upon his termination of employment prior to the end of Fiscal 2024. The severance payments and benefits set forth in the table above with respect to Mr. McCarthy reflect the severance payments and benefits that Mr. McCarthy received or will receive in connection with his removal as President and CEO in May 2024, as described in further detail in the section titled “—Separation Arrangements with Named Executive Officers—Barry McCarthy.” The severance payments and benefits set forth in the table above with respect to all other named executive officers reflect the estimated payments and benefits assuming the applicable triggering event took place on June 30, 2024. Ms. Boone and Mr. Bruzzo are not eligible to participate in the plan per the terms of their Offer Letters with the Company and as described in the section titled “—Post-Employment Compensation.”

(2)

The amounts reported include Company-paid health continuation benefits during the applicable severance period pursuant to the Severance Plan and tax gross-up payments by the Company to cover the taxes owed by the named executive officer in connection with the Company’s provision of such benefits. For Mr. McCarthy, such tax gross-up payment is $20,819; for Ms. Cotter, $19,228; for Mr. Rendich, $31,184; for Mr. Caldwell, $8,532; and for Mr. Cortese, $34,304.

(3)

The value of accelerated vesting is calculated based on the per share closing price of our Class A common stock as of June 30, 2024 ($3.38) less, if applicable, the exercise price of each outstanding Option.

(4)

The amounts reported include Company-paid health continuation benefits during the applicable severance period pursuant to the Severance Plan and tax gross-up payments by the Company to cover the taxes owed by the named executive officer in connection with the Company’s provision of such benefits. For Ms. Cotter, $28,842; for Mr. Rendich, $46,775; and for Mr. Caldwell, $12,798.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

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•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•	any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that provisions of our restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CEO PAY RATIO DISCLOSURE

As required by Item 402(u) of Regulation S-K, we are providing the ratio of our median employee’s annual total compensation (the median of the total compensation of all our employees, excluding our Principal Executive Officers) to the annual total compensation of each of our Principal Executive Officers.

As set forth in the Summary Compensation Table, the total annual compensation was $1,196,870 for Ms. Boone and $1,623,195 for Mr. Bruzzo, our Interim Co-Chief Executive Officers and Presidents on June 30, 2024. Because Ms. Boone and Mr. Bruzzo only served as our Interim Co-Chief Executive Officers and Presidents from May 2, 2024 until June 30, 2024 in Fiscal 2024, we made annualizing adjustments to their compensation for Fiscal 2024 for purposes of calculating the CEO pay ratios, as required by Item 402(u). We annualized the amounts set forth in the Salary and Stock Awards columns of the Summary Compensation Table for each of Ms. Boone and Mr. Bruzzo and then added to such annualized amounts the amounts in the All Other Compensation column. Because the amounts in the All Other Compensation column reflect grants received by Ms. Boone and Mr. Bruzzo as members of the Board, we did not annualize these amounts. As noted above, the amounts in the Stock Awards column for Ms. Boone and Mr. Bruzzo reflect a one time grant of RSU awards in connection with their appointment as Interim Co-Chief Executive Officers and Presidents.

Ms. Boone’s and Mr. Bruzzo’s annualized total compensation for Fiscal 2024 for purposes of calculating the CEO pay ratios is $5,003,052 and $5,429,376, respectively. Our median employee’s annual total compensation was $174,504 for Fiscal 2024, resulting in a CEO pay ratio of 29:1, in the case of Ms. Boone, and 31:1, in the case of Mr. Bruzzo.

Our determination of which employee was the median employee was based on compensation data for all worldwide employees, whether full-time, part-time, or seasonal, excluding our Co-Chief Executive Officers and Presidents, as of June 30, 2024 (the determination date).

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        EXECUTIVE COMPENSATION

To identify the median employee, we utilized a consistently applied compensation measure consisting of base salary (annualized for all employees who commenced work during the 12-month period preceding the determination date to reflect a full year), annual bonus or commission at targets, if any, and the grant date value of equity awards for the twelve-month period from July 1, 2023 through June 30, 2024. For administrative convenience, the measure used for Fiscal 2024 was changed from that used for Fiscal 2023 to reflect target amounts rather than actual amounts paid. Exchange rates were applied as of the determination date to convert all non-U.S. currencies into U.S. dollars. No cost-of-living adjustments were made.

Using this foregoing approach, we identified the individual at the median of our employee population, who is a full-time employee based in the United States. We then calculated the Fiscal 2024 annual total compensation for this individual using the same methodology we use for our named executive officers as set forth in our Fiscal 2024 Summary Compensation Table.

This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.

Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs aim to ensure that the pay of every employee appropriately reflects the level of their job impact and responsibilities and is competitive within our market.

78	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PAY VERSUS PERFORMANCE

In the below Pay Versus Performance Table, we provide information about the compensation of our named executive officers (“NEOs”) and the results of certain financial performance measures for each of the last four fiscal years. The amounts shown below are calculated in accordance with Rule 402(v) of Regulation
S-K
(the “PVP Rules”). For further information concerning our
pay-for-performance
philosophy and how we align executive compensation with our performance, refer to our CD&A.
Although the PVP Rules require us to disclose “compensation actually paid,” these amounts do not necessarily reflect compensation that our NEOs actually earned in the fiscal years shown. Instead, “compensation actually paid” reflects a calculation computed in accordance with the PVP Rules, including adjustments of the values of unvested and vested equity awards based on either their year-end
or vesting date stock prices and various accounting valuation assumptions. “Compensation actually paid” generally fluctuates due to stock price performance. We have not included a company-selected performance measure in our Pay Versus Performance Table or provided a tabular list of financial performance measures as described in Item 402(v)(6) of Regulation
S-K
because we have not historically granted performance-based equity awards and generally do not maintain an annual short-term incentive compensation plan.

PAY VERSUS PERFORMANCE

YEAR (1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (BOONE) (2)	COMPENSATION ACTUALLY PAID TO PEO (BOONE) (3)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (BRUZZO) (2)	COMPENSATION ACTUALLY PAID TO PEO (BRUZZO) (3)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER PEO (MCCARTHY) (2)	COMPENSATION ACTUALLY PAID TO FORMER PEO (MCCARTHY) (3)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER PEO (FOLEY) (2)	COMPENSATION ACTUALLY PAID TO FORMER PEO (FOLEY) (3)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS (2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS (4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
											TOTAL SHAREHOLDER RETURN (5)	PEER GROUP TOTAL SHAREHOLDER RETURN (6)	NET INCOME (7)

2024	$1,196,870	$921,875	$1,623,195	$1,158,539	$9,515,710	($3,113,401)	N/A	N/A	$11,032,244	$4,093,377	$6	$243	($551,900,000)

2023	N/A	N/A	N/A	N/A	$1,094,631	($6,088,273)	N/A	N/A	$13,786,240	$4,246,646	$13	$168	($1,261,700,000)

2022	N/A	N/A	N/A	N/A	$168,073,420	$32,829,750	$16,091,152	($178,221,274)	$13,065,720	($80,153,488)	$16	$123	($2,827,700,000)

2021	N/A	N/A	N/A	N/A	N/A	N/A	$17,800,028	$240,323,250	$9,702,663	$153,043,140	$215	$150	($189,000,000)

(1)
Karen Boone
and
Chris Bruzzo
served as the Company’s
Co-Principal
Executive Officers (our
“Co-PEOs”)
from May 2, 2024 to the end of Fiscal 2024. Barry McCarthy served as the Company’s PEO from February 9, 2022 to May 2, 2024.
John Foley
served as the Company’s PEO for the entirety of Fiscal 2021 and during Fiscal 2022 to February 9, 2022 (together with Mr. McCarthy, our “Former PEOs”).

The Company’s
“Non-PEO
NEOs” for the indicated fiscal years were as follows:

•	2024: Elizabeth Coddington, Jen Cotter, Andrew Rendich, Nick Caldwell and Thomas Cortese
•	2023: Elizabeth Coddington, Leslie Berland, Jen Cotter, Thomas Cortese and John Foley
•	2022: Jill Woodworth, Elizabeth Coddington, William Lynch, Thomas Cortese, Hisao Kushi and Kevin Cornils
•	2021: Jill Woodworth, William Lynch, Thomas Cortese and Hisao Kushi

(2)
Amounts reported in these columns represent the total compensation reported in the Summary Compensation Table for the indicated fiscal year in the case of (i) our
Co-PEOs,
(ii) our Former PEOs and (iii) the average for the applicable
Non-PEO
NEOs.

(3)
Amounts reported in these columns represent the compensation actually paid to (i) our
Co-PEOs
and (ii) our Former PEOs for the indicated fiscal year, as calculated under the PVP Rules. The table below reconciles total compensation as reported in the Summary Compensation Table with compensation actually paid for Fiscal 2024. Information for Fiscal 2021 to Fiscal 2023 is included in our proxy statement covering Fiscal 2023 filed with the SEC on October 26, 2023.

2024 PROXY STATEMENT	|	79

        PAY VERSUS PERFORMANCE

		PEO (KAREN BOONE)	PEO (CHRIS BRUZZO)	FORMER PEO (BARRY MCCARTHY)

		2024	2024	2024

	Summary Compensation Table—Total Compensation	$1,196,870	$1,623,195	$9,515,710

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	($919,947)	($1,346,272)	($8,351,910)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$264,150	$509,342	$1,399,554

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$0	$0	($5,637,632)

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$410,347	$372,273	$493,390

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($29,546)	$0	($532,514)

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0

=	Compensation Actually Paid	$921,875	$1,158,539	($3,113,401)
For purposes of calculating compensation actually paid, compensation related to equity awards was remeasured. For RSUs, the fair values and the change in fair values were determined by the closing price of our common stock at each applicable year-end
date or, in the case of vested awards, the closing price on the vesting date. For stock options, a Black-Scholes-Merton option valuation model (“BSM model”) was used as of the applicable year-end
date or, in the case of vested options, the vesting date. The BSM model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility and the expected risk-free rate. The valuation assumptions used to calculate the fair value of equity awards were methodologically consistent with those used to calculate the grant date fair value of such awards.
For our
Co-PEOs,
the Fiscal 2024 equity awards include awards granted for interim
Co-PEO
service plus prior awards granted for
non-employee
Director service. The
non-employee
Director awards, which are reported in the All Other Compensation column of the Summary Compensation Table, are included with the interim
Co-PEO
awards for purposes of calculating compensation actually paid.

(4)
Amounts reported are the “compensation actually paid” to the
Non-PEO
NEOs in the indicated fiscal year, as computed in accordance with the PVP Rules. The table below reconciles total compensation as reported in the Summary Compensation Table with compensation actually paid for Fiscal 2024 based on the average compensation for such NEOs. Information for Fiscal 2021 to Fiscal 2023 is included in our proxy statement covering Fiscal 2023 filed with the SEC on October 26, 2023.

NEO AVERAGE

		2024

	Summary Compensation Table—Total Compensation	$11,032,244

–	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	($9,855,622)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$4,432,173

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	($1,240,613)

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$825,678

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($507,551)

–	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($592,932)

=	Compensation Actually Paid	$4,093,377
We used the same assumptions relating to remeasurement of equity award compensation as disclosed above in footnote (3).

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         PAY VERSUS PERFORMANCE

(5)
Our total shareholder return (“TSR”) assumes $100 was invested in our common stock on June 30, 2020, using the closing stock price on that date. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)
We use the Nasdaq Computer Index for purposes of comparing our TSR to the TSR of a peer group or index (the “Peer Group TSR”), as disclosed in our Annual Report on Form
10-K
for the fiscal year ended June 30, 2024 pursuant to Item 201(e) of Regulation
S-K.
This calculation assumes that $100 was invested in this index on June 30, 2020 and that any dividends are reinvested.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
FINANCIAL PERFORMANCE MEASURES
We did not select any performance measure because we do not maintain an annual short-term incentive compensation plan and have not historically granted performance-based equity awards that are based on a financial metric. We have not historically used any financial performance measures to link executive compensation to company performance, though our executive compensation is tied to increasing stockholder value. As discussed in the CD&A, a substantial portion of our named executive officer target total direct compensation for Fiscal 2024 was contingent (rather than fixed), with the value of the award subject to variability commensurate with the performance of our stock.

2024 PROXY STATEMENT	|	81

        PAY VERSUS PERFORMANCE

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
The following charts show the relationships between “compensation actually paid” to o
u
r
Co-PEOs,
Former PEOs, and applicable
Non-PEO
NEOs in fiscal years 2021, 2022, 2023, and 2024 to (1) our TS
R
and the Peer Group TSR and (2) our net income.

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        PAY VERS
US
PERFORMANCE

We believe the “compensation actually paid” in eac
h
of the years reported above is primarily reflective of the annual changes in our stock price performance. For further information concerning our pay-for-performance
philosophy and how we align executive compensation with our performance, please refer to our CD&A.

2024 PROXY STATEMENT	|	83

PELOTON INTERACTIVE, INC. EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2024 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (#)

EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS(2)	84,712,952	(3)	20.41	63,750,706	(4)

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS

TOTALS	84,712,952		20.41	63,750,706

(1)

The weighted average exercise price is calculated based solely on the exercise prices of the outstanding Option awards and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.

(2)	Includes our 2015 Stock Plan (the “2015 Plan”), and the 2019 Plan. Excludes purchase rights accruing under the 2019 Employee Stock Purchase Plan, or 2019 ESPP.

(3)

Includes 11,082,849 shares of Class B common stock subject to outstanding awards granted under the 2015 Plan, all of which were subject to outstanding Option awards, and 73,630,103 shares of Class A common stock subject to outstanding awards granted under the 2019 Plan, of which 17,818,640 shares were subject to outstanding Option awards and 55,811,463 shares were subject to outstanding RSU awards.

(4)

There are no shares of common stock available for issuance under our 2015 Plan, but that plan will continue to govern the terms of stock options granted thereunder. Any shares of Class B common stock that are subject to outstanding awards under the 2015 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of Class A common stock under our 2019 Plan. In addition, the number of shares reserved for issuance under our 2019 Plan increased automatically by 18,813,085 shares on July 1, 2024 and will increase automatically on the first day of July of each year through 2029 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our Board. As of June 30, 2024, there were 15,245,417 shares of Class A common stock available for issuance under the 2019 ESPP. The number of shares reserved for issuance under our 2019 ESPP increased automatically by 3,762,617 shares on July 1, 2024 and will increase automatically on the first day of July of each year during the term of the 2019 ESPP by the number of shares equal to 1% of the total outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our Board. The maximum number of shares of Class A common stock that may be purchased pursuant to our ESPP offering periods in effect as of June 30, 2024 is 1,095,000.

84	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Director—Director Compensation,” respectively, since July 1, 2023, there were no transactions or series of similar transactions to which we were a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the indemnification agreements and our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.

For more information regarding these agreements, see the section titled “Executive Compensation—Limitations on Liability and Indemnification Matters.”

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

We have adopted a written related party transactions policy to comply with Section 404 of the Exchange Act under which our executive officers, directors, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related -party transaction with us without the consent of our audit committee. If the related party is, or is associated with, a member of our audit committee, the transaction must be reviewed and approved by our nominating, governance, and corporate responsibility committee.

Any request for us to enter into a transaction with a related party must first be presented to our Chief Legal Officer or her delegate for review and to determine what approvals are required. Then, the Chief Legal Officer will refer to the audit committee any such transaction that the Chief Legal Officer determines should be considered for evaluation and approval by the audit committee. In approving or rejecting the proposed transaction with a related party, the audit committee may consider the relevant and available facts and circumstances, including, but not limited to, the rationale for the proposed transaction, relevant alternatives to the proposed transaction, indications of an arms-length negotiation, the terms of the transaction, and the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated. The audit committee may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the proposed transaction. The audit committee will then convey the decision to the Chief Legal Officer, who will then convey the decision to the appropriate persons within the Company. Members of the legal department or accounting team will report to the audit committee at the next audit committee meeting any decision made under the related party transactions policy. If advance approval of a transaction between a related party and our company was not feasible or was not obtained, the transaction must be submitted promptly to the audit committee for determination of whether to ratify and continue, amend and ratify, or terminate or rescind such related-party transaction and whether disciplinary action is appropriate.

2024 PROXY STATEMENT	|	85

PELOTON INTERACTIVE, INC. ADDITIONAL INFORMATION

STOCKHOLDER NOMINATIONS AND PROPOSALS TO BE INCLUDED IN PROXY MATERIALS OR PRESENTED AT NEXT ANNUAL MEETING

According to our amended and restated bylaws, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Corporate Secretary.

To be timely for our 2025 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on August 5, 2025 and no later than 5:00 p.m. Eastern Time on September 4, 2025. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2025 Annual Meeting of Stockholders must be received by us not later than June 24, 2025 in order to be considered for inclusion in our proxy materials for that meeting.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act.

AVAILABLE INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Peloton Interactive, Inc.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

Attn: Chief Legal Officer and Corporate Secretary

The annual report is also available at https://investor.onepeloton.com under “SEC Filings” in the “Financials” section of our website.

86	|	2024 PROXY STATEMENT

        ADDITIONAL INFORMATION

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): visit https://www.shareowneronline.com/and log into your account to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee, or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Equiniti Trust Company, LLC, our transfer agent, by phone at (800) 937-5449 or contact them by e-mail at HelpAST@equiniti.com or visit www.shareowneronline.com with questions about electronic delivery.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Corporate Secretary, telephone number (929) 567-0006.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Corporate Secretary at the address or telephone number listed above.

2024 PROXY STATEMENT	|	87

PELOTON INTERACTIVE, INC. OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board

TAMMY ALBARRÁN

Chief Legal Officer and Corporate Secretary

88	|	2024 PROXY STATEMENT

PELOTON INTERACTIVE, INC. ANNEX A: NON-GAAP RECONCILIATION

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

ADJUSTED EBITDA

We calculate Adjusted EBITDA as net (loss) income adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; goodwill impairment; impairment expense; product recall related matters; certain litigation and settlement expenses; transaction and integration costs; reorganization, severance, exit, disposal and other costs associated with restructuring plans; supplier settlements; and other adjustment items that arise outside the ordinary course of our business.

We use Adjusted EBITDA as a measure of operating performance and the operating leverage in our business. We believe that this non-GAAP financial measure is useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

•

Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;

•

Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and

•

Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use a similar non-GAAP financial measure to supplement their GAAP results.

Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of our financial results as reported under GAAP. Some of these limitations are, or may in the future be, as follows:

•

Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•

Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;

•

Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) tax payments that may represent a reduction in cash available to us;

•

Adjusted EBITDA does not reflect gains (losses) associated with refinancing efforts that we have determined are outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on factors such as the nature and strategy of the refinancing, as well as our frequency and past practice of performing refinancing activities;

2024 PROXY STATEMENT	|	A-1

        ANNEX A: NON-GAAP RECONCILIATION

•

Adjusted EBITDA does not reflect certain litigation expenses, consisting of legal settlements and related fees for specific proceedings that we have determined arise outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on the following considerations which we assess regularly: (1) the frequency of similar cases that have been brought to date, or are expected to be brought within two years; (2) the complexity of the case; (3) the nature of the remedy(ies) sought, including the size of any monetary damages sought; (4) offensive versus defensive posture of us; (5) the counterparty involved; and (6) our overall litigation strategy. Following a change in practice beginning during the fiscal year ended December 31, 2022, we no longer adjust adjusted EBITDA for costs from new patent litigation or consumer arbitration claims, unless we consider the matter to be nonrecurring, infrequent or unusual. We continue to adjust adjusted EBITDA for historical patent infringement and consumer arbitration claims that were determined, prior to our change in practice, to be nonrecurring, infrequent, or unusual;

•	Adjusted EBITDA does not reflect transaction and integration costs related to acquisitions;
•	Adjusted EBITDA does not reflect impairment charges for goodwill and fixed assets, and gains (losses) on disposals for fixed assets;
•	Adjusted EBITDA does not reflect the impact of purchase accounting adjustments to inventory related to the Precor acquisition;
•

Adjusted EBITDA does not reflect costs associated with certain product recall related matters including adjustments to the return reserves, inventory write-downs, logistics costs associated with Member requests, the cost to move the recalled product for those that elect the option, subscription waiver costs of service, and recall-related hardware development and repair costs. We make adjustments for product recall related matters that we have determined arise outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on factors including the nature of the product recall, our experience with similar product recalls at the time of such assessment, the impacts on us of the recall remedy and associated logistics, supply chain, and other externalities, as well as the expected consumer demand for such a remedy, and operational complexities in the design, regulatory approval and deployment of a remedy;

•	Adjusted EBITDA does not reflect reorganization, severance, exit, disposal, and other costs associated with restructuring plans;
•

Adjusted EBITDA does not reflect nonrecurring supplier settlements that are outside of the ordinary course of business and are nonrecurring, infrequent or unusual based on factors such as the nature of the settlements, as well as our frequency and past practice of performing refinancing activities; and

•

The expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results and we may, in the future, exclude other significant, unusual expenses or other items from this financial measure. Because companies in our industry may calculate this measure differently than we do, its usefulness as a comparative measure can be limited.

Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

A-2	|	2024 PROXY STATEMENT

        ANNEX A: NON-GAAP RECONCILIATION

The following table presents a reconciliation of Adjusted EBITDA to Net loss, the most directly comparable financial measure prepared in accordance with GAAP, for each of the periods indicated:

ADJUSTED EBITDA

	FISCAL YEAR ENDED JUNE 30,

	2024	2023

	(DOLLARS IN MILLIONS)

NET LOSS	$(551.9)	$(1,261.7)

ADJUSTED TO EXCLUDE THE FOLLOWING:

TOTAL OTHER (INCOME) EXPENSE, NET(1)	76.8	60.9

NET GAIN ON DEBT REFINANCING(2)	(53.6)	—

INCOME TAX (BENEFIT) EXPENSE	(0.2)	3.7

DEPRECIATION AND AMORTIZATION EXPENSE	108.8	124.3

STOCK-BASED COMPENSATION EXPENSE	305.2	319.9

IMPAIRMENT EXPENSE	57.3	144.5

RESTRUCTURING EXPENSE(3)	67.1	193.0

SUPPLIER SETTLEMENTS(4)	(2.6)	22.0

PRODUCT RECALL RELATED MATTERS(5)	(14.0)	80.9

LITIGATION AND SETTLEMENT EXPENSES(6)	10.8	102.8

OTHER ADJUSTMENT ITEMS	—	1.0

ADJUSTED EBITDA	$3.5	$(208.5)

(1)

Primarily consists of Interest expense of $112.5 million and $97.1 million, and Interest income of $35.1 million and $26.4 million, for the for the fiscal years ended June 30, 2024 and 2023, respectively.

(2)

Represents the net charge resulting from our May 2024 refinancing efforts. The Company has not demonstrated a past practice of refinancing its previously issued and secured debt obligations, and considers these charges incurred in order to perform this refinancing to be nonrecurring, infrequent, unusual, and outside the ordinary of business.

(3)

Represents charges incurred in connection with the 2022 Restructuring Plan and 2024 Restructuring plan, refer to Note 4—Restructuring in the Notes to Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K.

(4)

Represents supplier settlements entered into during fiscal years 2022 and 2023 with various third-party suppliers to align our inventory levels with then-current levels of decreased demand linked to our COVID-19 demand which was considered an unusual, one-time effort to evaluate and adjust our then-forecasted inventory needs.

(5)

Represents adjustments and charges primarily associated with our Tread+ and Bike Seat Post product recall related matters, as well as accrual adjustments. These include recorded (benefits) costs in Connected Fitness Products cost of revenue associated with recall related matters of $(9.5) million and $64.1 million, adjustments to Connected Fitness Products revenue for actual and estimated future returns of $(4.5) million and $14.6 million, and operating expenses of zero and $2.3 million associated with recall-related hardware development costs, in each case for the fiscal years ended June 30, 2024 and 2023, respectively.

(6)

Includes litigation-related expenses for certain patent infringement litigation, consumer arbitration, and product recalls for the fiscal years ended June 30, 2024 and 2023, that arise outside of the ordinary course of business and are nonrecurring, infrequent, or unusual. Includes Dish settlement accrual of $75.0 million, for the fiscal year ended June 30, 2023, which was considered significantly more complex than routine intellectual property claims and, in addition to seeking monetary damages or other more typical remedies from a district court, also sought an order from the International Trade Commission to broadly prohibit the Company from the sale, distribution, marketing, transferring, or advertising in the United States of products that had the infringing functionality installed on them, and the importation of products unless they were deemed non-infringing by the International Trade Commission and/or U.S. Customs and Border Protection. Also includes other litigation-related expenses and settlements for certain patent infringement litigation, securities litigation, and consumer arbitration for the fiscal year ended June 30, 2023, that arose outside of the ordinary course of business and were nonrecurring, infrequent, or unusual.

2024 PROXY STATEMENT	|	A-3

        ANNEX A: NON-GAAP RECONCILIATION

FREE CASH FLOW

We define Free Cash Flow as Net cash used in operating activities less capital expenditures and capitalized internal-use software development costs. Free cash flow reflects an additional way of viewing our liquidity that, we believe, when viewed with our GAAP results, provides management, investors, and other users of our financial information with a more complete understanding of factors and trends affecting our cash flows.

The use of Free Cash Flow as an analytical tool has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, Free Cash Flow does not incorporate payments made for purchases of marketable securities, business combinations and asset acquisitions. Because of these limitations, Free Cash Flow should be considered along with other operating and financial performance measures presented in accordance with GAAP.

The following table presents a reconciliation of Free Cash Flow to Net cash used in operating activities, the most directly comparable financial measure prepared in accordance with GAAP, for each of the periods indicated:

	FISCAL YEAR ENDED JUNE 30,

	2024	2023

	(IN MILLIONS)

NET CASH USED IN OPERATING ACTIVITIES	$(66.1)	$(387.6)

CAPITAL EXPENDITURES AND CAPITALIZED INTERNAL-USE SOFTWARE DEVELOPMENT COSTS	(19.7)	(82.4)

FREE CASH FLOW	$(85.8)	$(470.0)

A-4	|	2024 PROXY STATEMENT

© Peloton 2012–2024, Peloton Interactive, Inc. All rights reserved.

PELOTON INTERACTIVE, INC. 441 NINTH AVENUE, SIXTH FLOOR NEW YORK, NEW YORK 10001 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PTON2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V58045-P18940 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PELOTON INTERACTIVE, INC. The Board of Directors recommends you vote FOR the following nominee: For Withhold 1. Election of Director: Jay Hoag The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2025. 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no such direction is made, this proxy will be voted FOR the election of the nominee for the board of directors listed in proposal 1 and FOR proposals 2 and 3. If any other matters properly come before the meeting, the person named in this proxy will vote in his or her discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V58046-P18940 PELOTON INTERACTIVE, INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 3, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Karen Boone, Chris Bruzzo, Elizabeth F. Coddington, and Tammy Albarrán, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Peloton Interactive, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time on Tuesday, December 3, 2024, virtually via live webcast at www.virtualshareholdermeeting.com/PTON2024, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE